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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

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The Hartford Financial Services Group, Inc.
(Name of Registrant as Specified In Its Charter)

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        The Hartford Financial Services Group, Inc.
2005 Notice of Annual Meeting of Shareholders
and Proxy Statement

Letter to Shareholders

April 12, 2005

Dear Shareholder:

I am pleased to invite you to attend the Annual Meeting of Shareholders of The Hartford Financial Services Group, Inc., to be held at 2:00 p.m. on Wednesday, May 18, 2005 in the Wallace Stevens Theater at The Hartford's Home Office in Hartford, Connecticut. We hope that you will participate in the Annual Meeting either by attending and voting in person or by voting as promptly as possible by proxy, by telephone or through the internet. Your vote is important and we urge you to exercise your right to vote.

The accompanying Notice of Annual Meeting and Proxy Statement provide information about the matters to be acted upon by The Hartford's shareholders. Financial and other information concerning The Hartford is contained in the enclosed Annual Report to Shareholders for the fiscal year ended December 31, 2004.

Sincerely yours,

Ramani Ayer
Chairman, President and
Chief Executive Officer

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS

        The Annual Meeting of the shareholders of The Hartford Financial Services Group, Inc. (the "Company") will be held at 2:00 p.m. on Wednesday, May 18, 2005 in the Wallace Stevens Theater at the Company's Home Office, Hartford Plaza, Hartford, Connecticut 06115, for the following purposes:

    1.
    To elect a Board of Directors for the coming year;

    2.
    To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2005;

    3.
    To approve The Hartford 2005 Incentive Stock Plan;

    4.
    To approve material terms of executive officer performance goals for incentive awards; and

    5.
    To act upon any other business that may properly come before the Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on March 22, 2005 are entitled to notice of, and to vote at, the Annual Meeting.

IF YOU PLAN TO ATTEND:

        Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 1:00 p.m., and seating will begin at 1:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Shareholders holding stock in brokerage accounts ("street name" holders) should bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors,

Richard G. Costello Vice President and Corporate Secretary

April 12, 2005

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
Hartford Plaza
Hartford, CT 06115

PROXY STATEMENT

Annual Meeting of Shareholders
May 18, 2005

GENERAL INFORMATION

        The Board of Directors of The Hartford Financial Services Group, Inc. (the "Company" or "The Hartford") is soliciting shareholders' proxies in connection with the annual meeting of the shareholders of the Company, to be held on Wednesday, May 18, 2005 at 2:00 p.m. in the Wallace Stevens Theater at the Company's Home Office, Hartford Plaza, Hartford, Connecticut, and at any adjournment or postponement thereof (the "Annual Meeting"). The mailing of this Proxy Statement and the proxy to shareholders will begin on or about April 12, 2005.

Voting Rights

        Only shareholders of record at the close of business on March 22, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. Each shareholder of record is entitled to one vote for each share of the Company's common stock ("Common Stock") registered in the shareholder's name as of the Record Date.

        As of March 22, 2005, there were 296,439,129 shares of the Common Stock outstanding and entitled to vote at the Annual Meeting.

Voting By Proxy

        Subject to the limitations described below, you may vote by proxy:

    (i)
    by completing and signing the proxy card provided to you and returning it to the Company,

    (ii)
    by telephone, or

    (iii)
    electronically through the internet.

        When voting for the election of director nominees, you may (a) vote for all of the director nominees as a group, (b) vote for all of the director nominees as a group, except those nominees whose names you specify, or (c) withhold your vote from all director nominees as a group. When voting for any other item to be voted on at the Annual Meeting, you may vote "for" or "against" the item or you may "abstain" from voting.

        If you properly vote by proxy using any of the voting methods described below but do not specify any choices, you will confer authority upon the individuals named on the proxy card as proxies to vote your shares in their discretion. A proxy also confers discretionary authority on the named proxies to vote your shares on (1) any matter that was not known on the date of this Proxy Statement but is properly presented at the Annual Meeting, including the nomination or election of any person not identified in this Proxy Statement as a nominee for election as a director; and (2) any shareholder proposal omitted from this Proxy Statement pursuant to the proxy regulations of the Securities and Exchange Commission ("SEC") which is properly presented at the Annual Meeting.

        You may revoke your proxy at any time before it is exercised:

    (i)
    by giving written notice of revocation to the Corporate Secretary of the Company,

    (ii)
    by submitting a subsequently dated and properly completed proxy, or

    (iii)
    by attending the Annual Meeting and revoking your proxy. Your attendance at the Annual Meeting will not by itself revoke your proxy.

Voting Shares Held In Company Stock Plans

        Shares of Common Stock held by Company employees who participate in The Hartford Investment and Savings Plan ("ISP") and The Hartford Deferred Restricted Stock Unit Plan ("Stock Unit Plan") are held of record and are voted by the trustees of the ISP and the Stock Unit Plan, respectively. Shares of Common Stock held in the Company's Employee Stock Purchase Plan ("ESPP," and together with the ISP and the Stock Unit Plan, the "Company Stock Plans") are held of record by the ESPP's administrator, Mellon Investor Services L.L.C. ("Mellon"), and are voted by Mellon. Participants in the Company Stock Plans may instruct plan trustees and Mellon as to how to vote shares allocated to their accounts in any of the Company Stock Plans by voting by proxy using any of the three voting methods described below. The trustees of the ISP and the Stock Unit Plan will vote shares as to which they have not received direction in accordance with the terms of the ISP and the Stock Unit Plan, respectively. To the extent that Mellon does not receive voting directions from ESPP participants, it will not vote such shares.

Voting Methods

        Voting By Proxy Card.    Each shareholder, including any employee of the Company who owns Common Stock through the Company Stock Plans, may vote by proxy by using the proxy card provided to him or her. When you return a proxy card that is properly signed and completed, the shares of Common Stock represented by your proxy will be voted as you specify on the proxy card.

        Voting By Telephone Or Through The Internet.    If you are a registered shareholder (that is, if you own Common Stock in your own name and not through a broker, nominee or some other agency which holds Common Stock for your account in a "street name" capacity), or if you own Common Stock through one or more of the Company Stock Plans, you may vote by proxy by using either the telephone or internet methods of voting (please see the proxy card provided to you for instructions on how to access the telephone and internet voting systems).

        If your shares of Common Stock are held in "street name" for your account, your broker or other nominee will advise you whether you may vote by telephone or through the internet.

        Your vote is important and the Board of Directors urges you to exercise your right to vote. Whether or not you plan to attend the Annual Meeting, you can assure that your shares are voted by properly voting by proxy card, by telephone or through the internet.

Proposals of Shareholders

        Proposals submitted by shareholders for inclusion in the 2006 Proxy Statement relating to next year's Annual Meeting of Shareholders must be received by the Company no later than the close of business on December 13, 2005. Any proposal received after that date will not be included in the Company's proxy materials for 2006. In addition, all proposals for inclusion in the 2006 Proxy Statement must comply with all of the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934. No proposal may be presented at the 2006 Annual Meeting of Shareholders unless the Company receives notice of the proposal by February 17, 2006. Proposals should be addressed to Richard G. Costello, Vice President and Corporate Secretary, The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford, CT 06115. All proposals must comply with certain requirements set forth in the Company's bylaws, a copy of which may be obtained from the Corporate Secretary of the Company or which may be viewed at www.thehartford.com/higfiles/pdf/TheHartfordByLaws.pdf.

ITEMS TO BE ACTED UPON BY SHAREHOLDERS

ITEM 1

ELECTION OF DIRECTORS

        Eleven individuals will be nominated for election as directors at the Annual Meeting. The terms of office for all elected Directors will run until the next annual meeting of shareholders of the Company and until their successors are elected and qualified. There are currently twelve directors serving on the Board of Directors. Consistent with the Company's Corporate Governance Guidelines, which provide that each director shall retire from the Board no later than the next Annual Meeting following his or her 72nd birthday, Gordon I. Ulmer will retire from the Board effective May 18, 2005, the date of the Annual Meeting, and will not stand for reelection. As a result, the Board anticipates that it will decrease the size of the Board from twelve to eleven members effective May 18, 2005.

        Unless you direct otherwise on the proxy you complete, the shares of Common Stock represented by your valid proxy will be voted for the election of all director nominees. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director. If for any reason a nominee should become unable to serve as a director, either the shares of Common Stock represented by valid proxies will be voted for the election of another individual recommended by the Board of Directors, or the Board of Directors will reduce the number of directors in order to eliminate the vacancy.

        Set forth below is certain information about each nominee for election as a director, including the year each nominee first became a director of the Company, the principal occupation and other public company directorships of each as of March 22, 2005 and a brief description of the business experience of each for at least the past five years.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR"

ALL NOMINEES FOR ELECTION AS DIRECTORS.

Nominees for Directorships

RAMANI AYER
(Director since 1991)
Mr. Ayer, 57, is Chairman, President and Chief Executive Officer of the Company, positions he has held since February 1, 1997. He previously was Executive Vice President of the Company from December 1995 to February 1997 and President and Chief Operating Officer of Hartford Fire Insurance Company, the Company's principal property and casualty insurance subsidiary, from 1990 to February 1997. Mr. Ayer joined the Company in 1973 as a member of the operations research department.

RONALD E. FERGUSON
(Director since 2004)
Mr. Ferguson, 63, has served as a consultant to General Re Corporation since June 2002. Mr. Ferguson joined General Re Corporation in 1969 and served as its Chairman from 1987 until his retirement in June 2002 and as its Chief Executive Officer from 1987 until October 2001. Mr. Ferguson is a member of the Boards of Directors of Colgate-Palmolive Co. and Kölnische Rückversicherungs-Gesellschaft AG (Cologne Re).

EDWARD J. KELLY, III
(Director since 2001)
Mr. Kelly, 51, is Chairman, President and Chief Executive Officer of Mercantile Bankshares Corporation ("Mercantile"). Mr. Kelly has held the positions of President and Chief Executive Officer of Mercantile since March 2001 and the position of Chairman since March 2003. Previously, Mr. Kelly was appointed to the positions of Managing Director, head of the Global Financial Institutions group and co-head of the Investment Banking Client Management group at JP Morgan Chase upon the merger of JP Morgan and Chase in December 2000. Prior to that, Mr. Kelly held a number of senior executive positions with JP Morgan, including head, Global Financial Institutions, from February 2000 to December 2000. He also served as a member of the Global Investment Banking Management Committee from December 1997 to December 2000. Mr. Kelly is a member of the Boards of Directors of Mercantile, AXIS Capital Holdings Limited, Constellation Energy Group Inc., CIT Group, Inc. and CSX Corporation. Mr. Kelly has advised the Company that he will be serving on no more than three public company boards (including Mercantile) by January 2006.

PAUL G. KIRK, JR.
(Director since 1995)
Mr. Kirk, 67, became a partner in the law firm of Sullivan & Worcester in 1977 and is presently of counsel to that firm. Mr. Kirk served as Treasurer of the Democratic Party of the United States from 1983 to 1985, and as Chairman from 1985 until his resignation from that position in 1989. He returned to Sullivan & Worcester in 1989 as a partner in general corporate practice at the firm's Boston and Washington offices. Mr. Kirk is Chairman and President and a director of Kirk & Associates, Inc. Mr. Kirk is a member of the Board of Directors of Rayonier, Inc.

THOMAS M. MARRA
(Director since 2002)
Mr. Marra, 46, has served as an Executive Vice President of the Company since 1996. He also has held the positions of President of Hartford Life, Inc. ("Hartford Life") since January 1, 2002 and Chief Operating Officer of Hartford Life since March 20, 2000. Since joining the Company as an associate actuary in 1980, Mr. Marra has held various positions of increasing responsibility with Hartford Life including Executive Vice President of Hartford Life's Individual Life and Annuities Division from 1996 to 2000 and Director of Hartford Life's Investment Products Division from 1998 to March 2000.

GAIL J. MCGOVERN
(Director since 2003)
Ms. McGovern, 53, is Professor of Marketing at Harvard Business School, a position she has held since June 2002. Previously, Ms. McGovern served as President of Fidelity Personal Investments from January 2001 to May 2002, and as President of Distribution and Services of Fidelity Personal Investments from September 1998 to January 2001. Prior to that, Ms. McGovern held a number of senior positions at AT&T, most recently as Executive Vice President, Consumer Markets Division, from 1997 to 1998. Ms. McGovern is a member of the Boards of Directors of Digitas, Inc. and DTE Energy Company.

MICHAEL G. MORRIS
(Director since 2004)
Mr. Morris, 58, is Chairman, President and Chief Executive Officer of American Electric Power Company, Inc., having held the positions of President and Chief Executive Officer since January 2004 and the position of Chairman since February 2004. He previously was Chairman, President and Chief Executive Officer of Northeast Utilities from August 1997 to December 2003. In addition to serving as Chairman of American Electric Power Company, Inc., Mr. Morris is a member of the Board of Directors of Cincinnati Bell, Inc.

ROBERT W. SELANDER
(Director since 1998)
Mr. Selander, 54, has been President and Chief Executive Officer of MasterCard International since May 1997. From 1994 to May 1997, he was an Executive Vice President of MasterCard International and President of MasterCard's Europe, Middle East/Africa and Canada regions. Before joining MasterCard, he served for over 20 years in positions of increasing responsibility at Citicorp/Citibank, N.A. Mr. Selander is a member of the Boards of Directors of MasterCard Incorporated and MasterCard International.

CHARLES B. STRAUSS
(Director since 2001)
Mr. Strauss, 62, served as President and Chief Executive Officer of Unilever United States, Inc., a primary business group of Unilever, the international food and home and personal care organization ("Unilever"), from May 2000 until his retirement in December 2004. While at Unilever, he also held the positions of Group President, Unilever Home and Personal Care — North America of Unilever since September 1999, and Chairman of the North America Committee, which coordinates Unilever's North American activities, since May 2000. Mr. Strauss is a member of the Board of Directors of Aegis Group plc.

H. PATRICK SWYGERT
(Director since 1996)
Mr. Swygert, 61, is President of Howard University, Washington, D.C., a position he has held since August 1995. He was President of the University at Albany, State University of New York, from 1990 to August 1995. Mr. Swygert, who holds a law degree from Howard University, has been a visiting professor and lecturer abroad and is the author of numerous articles and publications on higher education and the law. Mr. Swygert is a member of the Boards of Directors of Fannie Mae and United Technologies Corporation.

DAVID K. ZWIENER
(Director since 1997)
Mr. Zwiener, 50, has been Executive Vice President of the Company since August 1995. Additionally, he has held the positions of President and Chief Operating Officer of the Company's Property and Casualty operations since April 2000. He also served as Chief Financial Officer of the Company from August 1995 to April 2001. Mr. Zwiener previously held the positions of Executive Vice President and Chief Financial Officer of ITT Financial Corporation from March 1993 until February 1995.

ITEM 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        In accordance with its Board-approved charter, the Audit Committee has appointed Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2005. Although shareholders' ratification of the appointment of Deloitte & Touche LLP is not required, the Board requests ratification of this appointment by the shareholders.

        Representatives of Deloitte & Touche LLP will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        See "Audit Committee Charter and Report Concerning Financial Matters" in this Proxy Statement for further information regarding the Company's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

ITEM 3

APPROVAL OF THE HARTFORD 2005 INCENTIVE STOCK PLAN

        On February 17, 2005, the Compensation and Personnel Committee of the Board of Directors (the "Committee") approved The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"). The 2005 Stock Plan provides for the issuance of a maximum of 7,000,000 shares of Common Stock in connection with the grant of options and other stock-based or stock-denominated awards (approximately 2.4% of the outstanding shares of the Company as of December 31, 2004). The 2005 Stock Plan will not become effective until it is approved by the Company's shareholders. A detailed summary of the 2005 Stock Plan is attached to this Proxy Statement as Appendix A, and is incorporated herein by reference and made a part hereof.

        The 2005 Stock Plan is intended to supersede and replace The Hartford Incentive Stock Plan (the "2000 Stock Plan") and The Hartford Restricted Stock Plan for Non-Employee Directors (the "Restricted Stock Plan"). As of March 22, 2005, following the issuance of long-term awards to key employees and non-employee directors in February 2005, there were 3,368,940 and 114,125 shares of Common Stock, respectively, available for issuance under the 2000 Stock Plan and the Restricted Stock Plan. Accordingly, the 2005 Stock Plan provides for the issuance of 3,516,935 more shares than are available under the two superseded plans as of March 22, 2005. A table providing information as of December 31, 2004 regarding the securities authorized for issuance under the Company's equity compensation plans is included in Appendix A attached to this Proxy Statement. To the extent that any award under the 2000 Stock Plan or the Restricted Stock Plan is forfeited, terminated, expires unexercised or is settled in cash in lieu of stock, the shares subject to such awards (or the relevant portion thereof) shall be available for awards under the 2005 Stock Plan and such shares shall be added to the total number of shares available under the 2005 Stock Plan.

        In accordance with the listing standards of the New York Stock Exchange, the Board has recommended that the Company's shareholders approve the 2005 Stock Plan so that the Company may use the shares authorized under the 2005 Stock Plan to assist the Company in achieving its goals of increasing profitability, increasing shareholder value, and encouraging employees of the Company to become shareholders, while also receiving a federal income tax deduction for certain compensation paid under the 2005 Stock Plan under Section 162(m) of the Internal Revenue Code, as amended, (the "Code") and qualifying certain options for special tax treatment under Section 422 of the Code. If approved by the shareholders, the 2005 Stock Plan will become effective on May 18, 2005.

        The following are some key highlights of the 2005 Stock Plan:

  •
  The Committee, or its delegate(s), will administer the 2005 Stock Plan.

  •
  The 2005 Stock Plan provides for the grant of incentive stock options (qualifying under Section 422 of the Internal Revenue Code) and non-qualified stock options, stock appreciation rights ("Rights"), restricted stock ("Restricted Stock"), restricted stock units ("Restricted Units") and performance shares ("Performance Shares"), or any combination of the foregoing, as the Committee may determine.

  •
  Subject to shareholder approval, the 2005 Stock Plan will become effective on May 18, 2005 and will have a ten-year term, subject to earlier termination by the Board of Directors.

  •
  All employees of the Company, its subsidiaries and affiliates whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company, its subsidiaries and affiliates ("key employees") shall be eligible for award grants under the 2005 Stock Plan. The Company currently estimates that the number of key employees of the Company is approximately 2,000. In addition, non-employee directors of the Company shall be eligible for award grants under the 2005 Stock Plan.

  •
  Awards may be granted by the Committee in its discretion and, therefore, future benefits to be allocated to any individual or group of individuals under the 2005 Stock Plan are not presently determinable.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE HARTFORD 2005 INCENTIVE STOCK PLAN.

ITEM 4

PROPOSAL TO APPROVE MATERIAL TERMS OF EXECUTIVE OFFICER PERFORMANCE GOALS FOR INCENTIVE AWARDS

        The Company has an annual executive bonus program (the "Bonus Program") that is intended to provide certain Company executives and key managers with incentive compensation based upon the achievement of pre-established performance goals and individual performance. The Bonus Program is intended to provide an incentive for profitable growth and to motivate participating executives and key managers toward higher achievement and operating results, to tie their goals and interests to those of the Company and its shareholders and to enable the Company to attract and retain highly qualified executives and key managers.

        United States tax laws generally do not allow publicly held companies to obtain tax deductions for compensation of more than $1 million paid in any year to any of their five most highly compensated executive officers unless such payments are "performance-based" as defined in the tax laws. Where the performance criteria provide the Company a choice among different measures, one of the requirements for compensation to be performance-based under those laws is that the Company must obtain shareholder approval every five years of the material terms of the performance goals for such compensation. In accordance with Internal Revenue Service rules under Section 162(m) of the Code, the material terms of the Bonus Program described below, which shareholders are being asked to approve, constitute the framework within which the Compensation and Personnel Committee of the Board of Directors (the "Committee") would establish the actual performance goals.

        At the 2000 Annual Meeting of Shareholders, the shareholders approved certain designated material terms related to the Bonus Program so that the Bonus Program would comply with the requirements of Section 162(m) for five years. If the shareholders approve the material terms described below, the Section 162(m) requirements will be met for the years 2005 through 2009.

        To enable the Company to continue to receive tax deductions for compensation awarded under the Bonus Program, the Board is requesting shareholder approval of the following material terms of the Bonus Program:

        1.    Class of Eligible Executives.    The five most highly compensated executive officers of the Company and its subsidiaries for any given year.

        2.    Performance Criteria.    Awards of bonuses pursuant to the Bonus Program must be stated for the five most highly compensated executive officers in terms of an objective formula or standard as required by Section 162(m), which may be based on any one or more of the following factors (collectively, the "Performance Factors"): (i) earnings per share, (ii) return on equity, (iii) cash flow, (iv) return on total capital, (v) return on assets, (vi) economic value added, (vii) increase in surplus, (viii) reductions in operating expenses, (ix) increases in operating margins, (x) earnings before income taxes and depreciation, (xi) total shareholder return, (xii) return on invested capital, (xiii) cost reductions and savings, (xiv) earnings before interest, taxes, depreciation and amortization, (xv) pre-tax operating income, (xvi) net income, (xvii) after-tax operating income or (xviii) productivity improvements. The objective formula or standard shall be:

  •
  determined solely by reference to any one or more of the Performance Factors of the Company (or the Performance Factors of any subsidiary or affiliate of the Company, or any division or unit thereof), or

  •
  based on any one or more of the Performance Factors of the Company (or the Performance Factors of any subsidiary or affiliate of the Company, or any division or unit thereof), as compared with the Performance Factors of other companies or entities, or

  •
  based on an executive's attainment of personal objectives with respect to any one or more of the Performance Factors of the Company (or the Performance Factors of any subsidiary or affiliate of the Company, or any division or unit thereof), or with respect to any one or more of the following: (i) growth and profitability, (ii) customer satisfaction, (iii) leadership effectiveness, (iv) business development, (vi) negotiating transactions and sales or (vii) developing long-term business goals.

        3.    Maximum Payable to any Executive for Any One Year.    The maximum bonus that may be paid to any of the five most highly compensated executive officers for any given year is the lesser of (a) 300% of such executive's annual bonus target in effect at the beginning of such year, as approved by the Committee, or (b) $5,000,000.

        The Committee generally takes reasonable measures to avoid the loss of a Company tax deduction due to Section 162(m). However, amendments can be made to the Bonus Program that can increase its cost to the Company and can alter the allocation of benefits among participating executive officers. In addition, the Committee may in certain circumstances approve bonus or other payments outside of the Bonus Program that do not meet the material terms of the Bonus Program described above and that may not be deductible. The bonus amounts paid to the named executive officers for 2004 are disclosed in the column labeled Bonus in the Summary Compensation Table on page 26.

        In summary, if the shareholders approve this proposal, the material terms of the performance goals described above will constitute the framework within which the Committee will set specific performance goals for Bonus Program awards between the dates of the 2005 and 2010 Annual Meetings, and will therefore preserve the Company's ability to obtain tax deductions for such compensation.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF MATERIAL TERMS OF EXECUTIVE OFFICER PERFORMANCE GOALS FOR INCENTIVE AWARDS.

REQUIRED VOTES OF SHAREHOLDERS

        The presence in person or by proxy of shareholders entitled to cast votes for a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. The nominees for election as directors receiving the greatest number of votes, up to the number of directors to be elected, shall be elected directors. Each of:

  •
  Item 2, Ratification of the Appointment of Independent Auditors;

  •
  Item 3, Approval of The Hartford 2005 Incentive Stock Plan; and

  •
  Item 4, Approval of Material Terms of Executive Officer Performance Goals for Incentive Awards,

will require the affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy. Although abstaining votes will be included in the number of shares that are present for purposes of determining the presence of a quorum, they will not be counted as votes cast with respect to each of Items 2, 3 and 4. Accordingly, abstentions will have no effect on the voting on Items 2, 3 and 4. The ISP trustee will vote shares for which it receives no valid voting instructions in the same proportion as the shares for which valid voting instructions have been received. If shares are held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion on certain matters. Therefore, with the exception of shares held through the ISP, if a broker or nominee is not given specific instructions on certain matters, those shares may not be voted on those matters, will not be counted in determining the number of shares necessary for approval, and will have no effect on the outcome of the vote. Shares represented by such "broker non-votes" will, however, be included in the count for purposes of determining whether there is a quorum.

        One or more persons will be appointed to act as the inspector of election at the Annual Meeting. The bylaws of the Company provide that shareholders shall be accorded privacy in voting and that the integrity of the balloting process shall be assured. Among other duties, the inspector of election will certify as to compliance with such confidentiality provisions.

GOVERNANCE OF THE COMPANY

        The Corporate Governance Guidelines adopted by the Board of Directors (the "Board") comply with the listing standards of the New York Stock Exchange. A copy of the Corporate Governance Guidelines can be found on the Company's website at www.thehartford.com/higfiles/pdf/TheHartfordGovGuidelines.pdf. A copy of the Corporate Governance Guidelines will be provided without charge to any shareholder who requests it in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement.

        The Board met eight times during 2004. In 2004, each of our directors attended at least 75% of the meetings of the Board and the Committees on which he or she respectively served.

Current Members of the Board of Directors

        The members of the Board on the date of this Proxy Statement, and the Committees of the Board on which they serve, are identified below.

Director	Audit Committee	Compensation and Personnel Committee	Executive Committee	Finance Committee	Legal and Public Affairs Committee	Nominating and Corporate Governance Committee
Ramani Ayer			**
Ronald E. Ferguson	*		*	*		*
Edward J. Kelly, III	**		*	*	*
Paul G. Kirk, Jr.	*	*	*			*
Thomas M. Marra
Gail J. McGovern		*	*	*		**
Michael G. Morris†		*	*		*	*
Robert W. Selander	*	*	*		*
Charles B. Strauss	*		*	*	**
H. Patrick Swygert		**	*		*	*
Gordon I. Ulmer††		*	*	**		*
David K. Zwiener

*
Member.
**
Chair.
†
Elected to the Board on December 16, 2004.
††
Retiring on May 18, 2005, the date of the Company's annual meeting.

Committees of the Board

        The Board of Directors has standing Audit, Compensation and Personnel, Executive, Finance, Legal and Public Affairs, and Nominating and Corporate Governance Committees.

        Audit Committee.    The functions of the Audit Committee are described below under the heading "Audit Committee Charter and Report Concerning Financial Matters." The charter of the Audit Committee is attached to this Proxy Statement as Appendix B and is available on the Company's website at www.thehartford.com/higfiles/pdf/TheHartfordAuditCommittee.pdf. A copy of the charter will be provided without charge to any shareholder who requests it in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement. The Audit Committee met eight times during 2004.

        The Board has determined that all of the members of the Audit Committee are independent directors and are financially literate within the meaning of the listing standards of the New York Stock Exchange. In addition, the Board has determined that Ronald E. Ferguson, Edward J. Kelly, III and Robert W. Selander are qualified as audit committee financial experts within the meaning of the SEC's regulations and that each has accounting and related financial management expertise within the meaning of the listing standards of the New York Stock Exchange.

        Compensation and Personnel Committee.    The Compensation and Personnel Committee has oversight responsibility with respect to executive compensation, and works with management to develop clear relationships between pay levels, business-line financial performance and returns to shareholders, in order to align the Company's compensation structure with its organizational objectives. Further detail regarding the functions of the Compensation and Personnel Committee is provided below, under the heading "Report of the Compensation and Personnel Committee on Executive Compensation." The charter of the Compensation and Personnel Committee is available on the Company's website at: www.thehartford.com/higfiles/pdf/TheHartfordCompensationCommittee.pdf. A copy of the charter will be provided without charge to any shareholder who requests it in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement. In 2004, the Compensation and Personnel Committee met seven times. The Board has determined that all of the members of the Compensation and Personnel Committee are independent directors.

        Executive Committee.    The Executive Committee considers and monitors the strategic focus of the Company, including the Company's transactional and financial initiatives. The Executive Committee also reviews the performance of the Company's Chief Executive Officer ("CEO") and other senior executives, manages the process of CEO succession and reviews certain executive compensation issues with the Compensation and Personnel Committee. In addition, all of the Company's non-management directors meet periodically in executive session, without management participation, as a subcommittee of the Executive Committee. In 2004, the Executive Committee met seven times.

        In 2003, the Board created a new position of presiding director, whose primary responsibility is to preside over the executive sessions of the Board in which management directors and other members of management do not participate. The presiding director position for these non-management meetings shall rotate on an annual basis among the chairs of the standing Committees of the Company's Board. Since May 20, 2004, Charles B. Strauss, Chairman of the Legal and Public Affairs Committee, has held the position of presiding director. Mr. Strauss will serve as presiding director until May 18, 2005, the date of the Annual Meeting, at which time his replacement will be designated by the non-management directors.

        Finance Committee.    The Finance Committee is responsible for reviewing capital expenditures and appropriations and maximizing the effective use of the assets of the Company and its subsidiaries, including directing the investment allocation and risk management policies of the Company. In 2004, the Finance Committee met three times. The Board has determined that all of the members of the Finance Committee are independent directors.

        Legal and Public Affairs Committee.    The Legal and Public Affairs Committee reviews and considers major claims and litigation, and legal, regulatory, intellectual property and related governmental policy matters affecting the Company and its subsidiaries. The Legal and Public Affairs Committee reviews and approves management policies and programs relating to compliance with legal and regulatory requirements, business ethics and environmental matters. It also reviews and defines the Company's social responsibilities, including issues of significance to the Company, its shareholders and employees. In 2004, the Legal and Public Affairs Committee met four times. The Board has determined that all of the members of the Legal and Public Affairs Committee are independent directors.

        Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee makes recommendations as to the organization, size and composition of the Board and the Committees thereof, identifies individuals qualified to become members of the Board, proposes nominees for election to the Board and the Committees thereof, and considers the qualifications, compensation and retirement of Directors. The Committee also develops and recommends to the Board the Company's corporate governance principles. The Nominating and Corporate Governance

Committee will consider nominations of persons for election as directors that are submitted by shareholders in writing in accordance with certain requirements set forth in the Company's bylaws. The charter of the Nominating and Corporate Governance Committee is available on the Company's website at: www.thehartford.com/higfiles/pdf/TheHartfordNominatingCommittee.pdf. A copy of the charter will be provided without charge to any shareholder who requests it in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement. The Nominating and Corporate Governance Committee met six times during 2004. The Board has determined that all of the members of the Nominating and Corporate Governance Committee are independent directors.

Director Independence

        Pursuant to the Company's Corporate Governance Guidelines, the Board undertook its annual review of director independence in February 2005. During this review, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Board also examined transactions and relationships between directors or their affiliates and members of the Company's senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.

        As a result of this review, the Board affirmatively determined that the following members of the Board are independent of the Company and its management in accordance with the requirements of the listing standards of the New York Stock Exchange and the standards set forth in the Corporate Governance Guidelines: Ronald E. Ferguson, Edward J. Kelly, III, Paul G. Kirk, Jr., Gail J. McGovern, Michael G. Morris, Robert W. Selander, Charles B. Strauss, H. Patrick Swygert and Gordon I. Ulmer. The director independence standards set forth in the Corporate Governance Guidelines are contained in Appendix C attached to this Proxy Statement.

Selection of Nominees for Election to the Board

        The Nominating and Corporate Governance Committee considers potential nominees for Board membership suggested by its members and other Board members, as well as by members of management and shareholders. In addition, the Company, at the request of the Nominating and Corporate Governance Committee, has retained an outside search firm to identify prospective Board nominees.

        As described below, the Nominating and Corporate Governance Committee considers properly submitted shareholder nominations for candidates for the Board. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials are forwarded to the Nominating and Corporate Governance Committee. In connection with nominees who are not proposed by a shareholder, the Nominating and Corporate Governance Committee also reviews a summary of the nominee's qualifications relating to materials provided by outside search firms or other parties. The Nominating and Corporate Governance Committee evaluates prospective nominees against the standards and qualifications set out in the Company's Corporate Governance Guidelines, including: the relevance of the prospective nominee's experience to the business and objectives of the Company; the prospective nominee's potential contribution to the diversity of the Board; the prospective nominee's independence from conflicts of interest and from actual or potential economic relationships with the Company; and the prospective nominee's availability to attend regularly scheduled Board meetings and to devote appropriate amounts of time to preparation for such meetings.

        The Nominating and Corporate Governance Committee also considers other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, senior leadership experience and the need for financial and accounting expertise. The Nominating and Corporate Governance Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating and Corporate Governance Committee.

        The Nominating and Corporate Governance Committee will consider director candidates recommended by shareholders in accordance with the procedures set forth in the Company's bylaws. A shareholder who wishes to recommend a prospective nominee for the Board should provide notice to the Company's Corporate Secretary at the address provided on page 2 of this Proxy Statement either by personal delivery or by pre-paid United States mail, which sets forth:

  •
  the nominating shareholder's name and address;

  •
  the name and address of the proposed nominee;

  •
  a representation that the nominating shareholder is a holder of record of stock of the Company entitled to vote at the next annual meeting of shareholders;

  •
  a representation that the nominating shareholder intends to appear in person or by proxy at the next annual meeting of shareholders to nominate the nominee;

  •
  a description of any arrangements or understandings between the nominating shareholder and the nominee and any other person involved in the nomination process;

  •
  such other information regarding the nominee as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had such nominee been nominated by the Board;

  •
  the consent of the nominee to serve as a director of the Company if so elected; and

  •
  a representation as to whether the nominating shareholder intends to solicit proxies in support of the nominee.

        These materials must be received by the Company's Corporate Secretary not later than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

Compensation of Directors

        Standard Fees.    Members of the Board who are employees of the Company or its subsidiaries are not compensated for service on the Board or any of its Committees. Compensation for non-employee directors for the period beginning on May 18, 2005, the date of the Annual Meeting, and ending on the date of the 2006 Annual Meeting, consists of the following:

  •
  An annual retainer fee of $100,000, payable solely in restricted shares of Common Stock, granted pursuant to The Hartford Restricted Stock Plan for Non-Employee Directors, as described below;

  •
  An annual retainer of $45,000, payable in cash;

  •
  A $1,500 fee for each meeting of the Board attended, payable in cash; and

  •
  A $1,200 fee for each Committee meeting attended (whether or not a director is a member of that particular Committee), payable in cash.

        In addition, each non-employee Committee chairperson receives an annual retainer of $10,000. Directors are reimbursed for travel and related expenses they incur in connection with their serving on the Board and its Committees, and are provided with life insurance and accidental death and dismemberment coverage, as described below.

        Restricted Stock Plan for Non-Employee Directors.    Under The Hartford Restricted Stock Plan for Non-Employee Directors, non-employee directors receive grants of shares of restricted Common Stock as partial payment for their annual retainer fee. Grants of restricted shares of common stock under the plan are made on the date the Company makes its annual employee long-term incentive awards. The number of shares of each award of restricted stock is determined by dividing $100,000 by the fair market value (as defined in the plan) of the Common Stock as reported on the New York Stock Exchange as of the date of the award.

        Non-employee directors receiving shares of restricted Common Stock may not sell, assign or otherwise dispose of the restricted shares until the restriction period ends. The restriction period lapses on the third anniversary of the grant date. To the extent any of the following events occur prior to the third anniversary of the grant date, and the Compensation and Personnel Committee, in its sole discretion, consents to waive any remaining restrictions, the restriction period shall end with respect to all of the restricted shares currently held by a non-employee director: (i) the director's retirement at age 72, (ii) a "change of control" (as defined in the plan) of the Company, (iii) the director's death, (iv) the director's disability (as defined in the plan), or (v) the director's resignation under certain circumstances. If a non-employee director resigns under circumstances other than the above-described before the restriction period ends, he or she will forfeit his or her restricted shares.

        Deferred Compensation.    Each non-employee director may elect to participate in The Hartford Deferred Compensation Plan (the "Deferred Compensation Plan"). Participating non-employee directors may defer receipt of all or a portion of any cash compensation otherwise payable by the Company for service on the Board, including annual cash retainers for directors and Committee chairpersons and meeting fees. Deferred amounts may be allocated among a selection of hypothetical investment funds offered under the Deferred Compensation Plan, and are credited with hypothetical earnings generated by such funds. Deferred amounts and their earnings become distributable on the date selected by the non-employee director as permitted under the Deferred Compensation Plan.

        In addition, beginning on May 18, 2005, the date of the Annual Meeting, if The Hartford 2005 Incentive Stock Plan is approved by shareholders, non-employee directors may participate in The Hartford 2005 Incentive Stock Plan and defer all or a portion of any cash compensation through an investment in Company Common Stock.

        Insurance.    The Company provides each non-employee director with $100,000 of group life insurance coverage and $750,000 of accidental death and dismemberment and permanent total disability coverage while he or she serves on the Board. Non-employee directors may purchase additional accidental death and dismemberment and permanent total disability coverage under The Hartford voluntary accidental death and dismemberment plan for non-employee directors and their dependents.

        Stock Ownership Guidelines for Non-Employee Directors.    The Board has established stock ownership guidelines, effective May 18, 2005, the date of the Annual Meeting, for each non-employee director to obtain, within three years, an ownership position in the Company's Common Stock equal to five times his or her annual cash retainer.

Code of Ethics and Business Conduct

        The Company has adopted a Code of Ethics and Business Conduct, which is applicable to all employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. In addition, the Company has adopted a Code of Ethics and Business Conduct for Members of the Board of Directors. Both codes are available on the Company's website at: www.thehartford.com/governance/ethics/index.html. Copies of the codes will be provided without charge to any shareholder who requests them in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement.

Board Attendance at Shareholder Meetings

        The Company encourages its directors to attend Annual Meetings of Shareholders. All of the Company's directors then serving attended the Annual Meeting of Shareholders held on May 20, 2004.

Shareholder Communications with the Board

        Shareholders may communicate with the Board's non-management directors through our third party service provider, EthicsPoint, by telephone at 1-866-737-6812 (in the U.S. and Canada) and 1-866-737-6850 (in all other countries), via the internet at www.ethicspoint.com or through written correspondence sent to The Hartford, c/o EthicsPoint, P.O. Box 230369, Portland, Oregon 97281-0369.

AUDIT COMMITTEE CHARTER AND REPORT CONCERNING FINANCIAL MATTERS

Audit Committee Charter

        The Audit Committee reports to the Board of Directors. Its primary function is to assist the Board in monitoring (i) the integrity of the financial statements of the Company, (ii) the independent auditors' qualifications and independence, (iii) the performance of the Company's internal audit function and independent auditors, and (iv) the compliance by the Company with legal and regulatory requirements. The Committee operates pursuant to a charter, approved by the Board of Directors, which sets out the responsibilities, authority and specific duties of the Audit Committee. The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Committee to the Company's independent auditors, the internal audit department, and management of the Company. The Audit Committee operates under a revised charter approved by the Board in December 2004, which is attached as Appendix B hereto and is available on our website at: www.thehartford.com/higfiles/pdf/TheHartfordAuditCommittee.pdf. A copy of the charter will be provided without charge to any shareholder who requests it in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement.

Membership

        The Audit Committee consists of five members, all of whom are "independent" directors within the meaning of the SEC's regulations, the listing standards of the New York Stock Exchange and the Company's Corporate Governance Guidelines. None of the members of the Audit Committee are current officers or employees of the Company or its affiliates, nor do any of them have any relationship to the Company that might interfere with the exercise of their independence from management and the Company.

Report of the Audit Committee

        The Audit Committee, in its oversight role over (i) the Company's financial accounting and reporting process, (ii) the Company's system of internal controls established by management and (iii) the internal and external audit processes, has met with Company management, the independent auditors and the general auditor of the Company. Discussions about the Company's audited financial statements for the year ended December 31, 2004 and internal control over financial reporting at December 31, 2004 included the independent auditors' judgments about both the quality and the acceptability of the Company's accounting principles and underlying estimates used in those financial statements, as well as other matters, as required by auditing standards of the Public Company Accounting Oversight Board, SEC Rule 2-07 of Regulation S-X, Statement on Auditing Standards No. 61, Communication with Audit Committees ("SAS 61"), as amended by SAS No. 89, Audit Adjustments ("SAS 89"), and SAS No. 90, Audit Committee Communications ("SAS 90"), and by the Audit Committee charter.

        In conjunction with the specific activities performed by the Audit Committee in its oversight role, it has issued the following report as of February 16, 2005:

  (1)
  The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2004 with management of the Company.

  (2)
  The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, SAS 89 and SAS 90.

  (3)
  The Audit Committee has discussed with the auditors the independent auditors' independence from the Company, and the Audit Committee has received from the independent auditors, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees:

  (i)
  a written disclosure, indicating all relationships, if any, between the independent auditors and their related entities and the Company and its related entities which, in the auditors'

      professional judgment, reasonably may be thought to bear on the auditors' independence, and

    (ii)
    a letter from the independent auditors confirming that, in their professional judgment, they are independent of the Company within the meaning of the securities acts administered by the Securities and Exchange Commission.

        Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

The Audit Committee:

Edward J. Kelly, III, Chairman
Ronald E. Ferguson
Paul G. Kirk, Jr.
Robert W. Selander
Charles B. Strauss

Fees to Independent Auditor for Years Ended December 31, 2004 and 2003

        The following table presents fees for professional services rendered by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the "Deloitte Entities") for the audit of the Company's annual financial statements, audit-related services, tax services and all other services for the years ended December 31, 2004 and 2003.

	Year Ended December 31, 2004	Year Ended December 31, 2003
(1) Audit fees	$10,917,532	$7,242,497
(2) Audit-related fees(a)	1,311,560	425,803
(3) Tax fees(b)	185,193	162,439
(4) All other fees(c)	20,000	23,036

(a)
Principally consisted of due diligence assistance and services relating to business acquisitions and divestitures, employee benefit plan audits and internal control reviews.

(b)
Principally consisted of domestic and international tax compliance services and tax examination assistance.

(c)
Principally consisted of advisory services relating to benchmarking services.

        The Audit Committee concluded that the provision of the non-audit services provided to the Company by the Deloitte Entities during 2003 and 2004 was compatible with maintaining the Deloitte Entities' independence.

        The Audit Committee has established policies requiring its pre-approval of audit and non-audit services provided by the independent auditors. The policies require that the Committee pre-approve specifically described audit, audit-related and tax services, annually. For the annual pre-approval, the Committee approves categories of audit services, audit-related services and tax services, and related fee budgets. For all pre-approvals, the Audit Committee considers whether such services are consistent with the rules of the Securities and Exchange Commission and the Public Company Accounting Oversight Board on auditor independence. The independent auditors and management report to the Audit Committee on a timely basis regarding the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the limits approved by the Committee. The Audit Committee's policies require specific pre-approval of all internal control-related services and all other permitted services. As provided by the Committee's policies, the Committee has delegated to its Chairman the authority to address any requests for pre-approval of services between Committee meetings, up to a maximum of $100,000. The Chairman must report any pre-approvals to the full Committee at its next scheduled meeting.

REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE
ON EXECUTIVE COMPENSATION

        This report sets forth the executive compensation policies of the Compensation and Personnel Committee (the "Committee") of the Board of Directors. The Committee is composed exclusively of independent directors. This report discusses the compensation for 2004 of the Company's Chairman, President and Chief Executive Officer and other executive officers listed on the Summary Compensation Table ("named Senior Executives") following this report, as well as the compensation for certain other key executives, including those executive officers not listed in the Summary Compensation Table (named Senior Executives and other key executives together comprise 23 executives and are referred to as "Senior Executives" throughout this report). The Summary Compensation Table sets forth all compensation earned by, and awarded or paid to, Ramani Ayer, the Company's Chairman, President and Chief Executive Officer, and the other named Senior Executives. Also following this report are tables that provide information on stock option grants and other long-term performance grants, and a performance graph and tables comparing the five-year cumulative total return on the Company's Common Stock to the five-year cumulative total returns of the Standard & Poor's 500 Index® and an index of peer insurance companies.

The Committee's Role in Overseeing Executive Compensation Policy

        The Committee has the direct responsibility to assist the Board in defining an executive total compensation policy that (1) supports the organization's overall business strategy and objectives, (2) attracts, motivates, and retains key executives, (3) links total compensation with business objectives and organizational performance, and (4) provides competitive total compensation opportunities at an appropriate cost while enhancing shareholder value. The Committee has the sole authority to retain and terminate any consulting firms to be used to assist in the evaluation of executive compensation, including sole authority to approve the consulting firm's fees and other retention terms. The responsibilities and authority of the Committee are provided in the Committee's charter, which is available on the Company's web site at: www.thehartford.com/higfiles/pdf/TheHartfordCompensationCommittee.pdf. A copy of the charter will be provided without charge to any shareholder who requests it in writing. Such requests should be addressed to the Corporate Secretary at the address provided on page 2 of this Proxy Statement.

        The Committee recognizes the importance of aligning the interests of management and shareholders to maximize shareholder value. In carrying out its decision-making functions related to executive compensation, the Committee has established certain guiding principles, including:

  •
  Recognition of the central importance of creating shareholder value, to be reinforced by heavy reliance on equity compensation programs that deliver above-market compensation to Senior Executives only when shareholders realize correspondingly superior gains.

  •
  Adherence to a pay-for-performance philosophy that ensures that aggregate compensation levels paid to Senior Executives reflect the extent to which the Company's key operating goals are met.

  •
  Maximization of shareholder value by encouraging the acquisition and retention of Common Stock by Senior Executives, thereby strengthening the common interests of management and shareholders.

  •
  Establishment of Senior Executive compensation levels in relation to the pay rates that are offered at organizations with which the Company competes for senior management talent.

  •
  Maintenance of a total compensation perspective on Senior Executive pay when judging the appropriateness of rewards for Senior Executives.

        The Committee has retained an independent consultant, Hewitt Associates, to assist the Committee in fulfilling its responsibilities. With the help of this independent consultant and working closely with the Company's senior management, the Committee undertook and completed a comprehensive review of the Company's executive compensation programs during 2004. As a result of this review, certain changes to the Company's executive compensation in the areas of long-term incentive compensation design, annual incentives and guidelines for ownership of Common Stock for Senior Executives were implemented in 2005. These changes are described in the following description of executive compensation policies.

Description of Executive Compensation Policies

        The Committee has established guidelines for the compensation of Senior Executives that generally target total compensation opportunity for Senior Executives at median market levels. However, consistent with the Company's pay-for-performance philosophy, individual total compensation opportunity is closely tied to each Senior Executive's performance. Therefore, while the overall compensation expense for the Senior Executive team is targeted at median market levels, an individual Senior Executive's total compensation opportunity may be targeted above or below market compensation levels, depending on that executive's future potential, scope of responsibilities, experience, and, most important, individual performance. In determining compensation levels, the Committee's focus is on providing appropriate total compensation opportunities, rather than attempting to target market levels of compensation for each component of the compensation package. Target total compensation opportunity for Senior Executives includes base salary, annual incentives and long-term incentives. Compensation packages for Senior Executives reflect a heavy emphasis on performance-based, variable compensation, which, when combined with base salary, provides the opportunity for above market total compensation for superior performance. The long-term incentive program is also designed to promote share ownership among Senior Executives. The percentage of a Senior Executive's total compensation comprised of variable compensation increases with responsibility. The Committee believes that a compensation program that adheres to these guidelines will effectively catalyze Senior Executive activities in achieving the Company's goals and appropriately recognize the contributions of each Senior Executive.

        Consistent with the shareholder value orientation of its compensation guidelines, the Committee has authorized guidelines for ownership of Common Stock by Senior Executives that should serve to further align the interests of the Company's management and its investors. Ownership guidelines in place for 2004 provided that the Chief Executive Officer should attain an investment position in the Common Stock equal to five times his base salary and that, within five years of an assignment to a Senior Executive position, each other Senior Executive should attain an investment position in the Common Stock equal to two to three times his or her base salary, depending on the position of the Senior Executive. As a result of the executive compensation review conducted in 2004, the Committee has approved increased ownership guidelines for Senior Executives. Beginning in 2005, the Chief Executive Officer is expected to attain an investment position in the Common Stock equal to six times his base salary and, within five years of an assignment to a Senior Executive position, each other Senior Executive is expected to attain an investment position in the Common Stock equal to three to four times his or her base salary, depending on the position of the Senior Executive. The Committee reviews Senior Executive ownership levels annually. All Senior Executives either meet or are making appropriate progress toward meeting these ownership guidelines.

        It is the Company's policy to target overall Senior Executive total compensation levels in relation to the median compensation rates that are typical at organizations with which the Company competes for senior management talent. For corporate Senior Executives, the competitive market generally includes other leading insurance and financial services companies, although general industry practices are also considered when reviewing compensation for certain Senior Executives whose functional responsibilities are not exclusively insurance or financial services related. For line of business Senior Executives, compensation is in line with practices that are common at other leading insurance carriers, as well as at other financial institutions that offer competing insurance and financial products. The set of companies included in the development of compensation market data is different than the set of companies included in the S&P Insurance Composite Index used as the index of peer insurance companies in the performance graph and tables following this report.

2004 Compensation

        The principal elements of the Senior Executive compensation program adopted by the Company and in effect for 2004 are: a base salary; an annual incentive opportunity dependent on operating results; and long-term compensation tied to earnings growth, return on equity and stock price appreciation.

        Each of these elements is discussed below.

  2004 Base Salary

        Base salaries for Senior Executives in 2004 were generally set at levels intended to be competitive with salaries paid to individuals holding similar positions in organizations with which the Company competes for senior executive talent. In assessing a Senior Executive's salary level in 2004, the Committee also considered on-the-job performance of that Senior Executive, including his or her demonstrated contributions to achievement of the Company's goals. In considering salary actions, the Committee also reviewed internal compensation equity and the Senior Executive's level of responsibility, experience and expertise. Overall, base salary levels for Senior Executives in aggregate were between median and 75th percentile levels relative to comparator companies in 2004.

        The Committee approved salary increases of $50,000, $33,000, $33,000, $21,000 and $50,000 for Messrs. Ayer, Marra, Zwiener, Johnson and Wolin, respectively, effective February 1, 2004. These increases reflected competing pay practices at peer corporations and individual performance. In addition, Messrs. Ayer, Marra, Zwiener, Johnson and Wolin have employment agreements with the Company that provide for minimum base salaries, as described below under the heading "Employment Agreements."

  2004 Variable Compensation

        Variable compensation reinforces the Company's pay-for-performance philosophy and is a key element to the total compensation program. Variable compensation includes annual and long-term incentive compensation opportunities. All variable compensation programs also facilitate Senior Executives' acquisition and retention of Common Stock, thereby promoting a common interest between the Company's management and shareholders. In 2004, variable compensation comprised approximately 84% of the target total compensation opportunity for the Chief Executive Officer and between 70% and 80% of the target total compensation opportunity for the other named Senior Executives.

  Annual Incentives

        Each year, the Committee establishes performance goals, which, if achieved, are expected to enhance the Company's value. The Committee also reviews and approves, with respect to each Senior Executive, annual incentive payment levels payable in the event business performance goals and leadership objectives are fully realized. Actual annual incentive payments to Senior Executives vary, depending on performance relative to such goals. Better performance generates larger awards; lower performance yields smaller awards.

        Ordinarily, corporate Senior Executives earn annual incentives based on corporate and individual performance. Incentives for line of business Senior Executives may relate to corporate, line of business, and/or individual performance. In 2004, annual incentives for Senior Executives were generally based 80% on the achievement of financial results and 20% on the achievement of leadership objectives established at the beginning of the performance period. As a result of the executive compensation review conducted in 2004, the relative weighting on the achievement of leadership performance for 2005 will be increased to 30%. On occasion and where appropriate, the Committee may approve management's recommendation for customized annual incentive arrangements aimed at addressing competitive market requirements or specific business needs.

        The named Senior Executives participate in an annual incentive program under which a maximum annual incentive award for each named Senior Executive was to be determined by reference to an incentive pool of funds, as described below. The purpose of this incentive plan is to ensure the tax deductibility of the annual incentive awards for the Company. The total incentive pool was equal to 1.0% of total Company operating income for 2004 as defined by the Committee (the "Incentive Pool"). Relative to this Incentive Pool, the Committee determined that the maximum annual incentive award payable to each named Senior Executive was to be the lesser of: (1) the percentage of the Incentive Pool allocated to him identified below, or (2) 200% of his base salary in effect at the end of 2004. The percentage of the Incentive Pool allocated to Mr. Ayer was 30%. The percentage of the Incentive Pool allocated to each of Messrs. Marra and Zwiener was 20%. The percentage of the Incentive Pool allocated to each of Messrs. Johnson and Wolin was 15%. The actual annual incentive award granted to a participant is determined by the Committee, which retains negative discretion to reduce or eliminate (but not increase) an award to any named Senior Executive based on its evaluation of the Senior Executive's performance. In determining the actual award payable to each named Senior Executive, the Committee reviews business performance criteria such as operating earnings and return on equity pertaining to the particular named Senior Executive as well as individual performance against key strategic leadership objectives established at the beginning of the performance period.

        Based upon financial performance relative to the total Company operating income goal described above and the Committee's review of performance by the named Senior Executives for 2004, the Committee awarded annual incentives of $2,100,000, $1,776,500, $1,696,900, $1,120,100 and $1,150,000 to Messrs. Ayer, Marra, Zwiener, Johnson and Wolin, respectively.

        Consistent with the Company's interest in promoting a strong alignment between management and shareholder interests, Senior Executives may elect to forego receiving up to half of their annual incentive payments in exchange for the right to receive shares of Common Stock ("Stock Units"). Under The Hartford Deferred Restricted Stock Unit Plan, receipt of actual shares of Common Stock in exchange for Stock Units is deferred during a three-year restriction period applicable to the Stock Units. Senior Executives who elect to convert a portion of their annual incentive payments to Stock Units are rewarded with additional stock units equal to 10% of the amount converted ("Premium Stock Units"), and actual shares relating to these Premium Stock Units also will be deferred as to receipt and restricted for a period of three years. At the end of the restriction period, Senior Executives may elect to have Stock Units withheld to pay applicable withholding taxes.

  2004 Long-Term Incentives

        For 2004, the Committee provided eligibility for executives and key employees of the Company for grants of stock options and Performance Shares (as defined below) under the terms of The Hartford Incentive Stock Plan. The value of the 2004 long-term incentive awards for each Senior Executive is determined based on a review of long-term incentive opportunities for comparable positions at companies with which the Company competes for talent as well as an assessment of individual executive performance and potential. Senior Executives received 50% of their long-term incentive awards as stock options and 50% as Performance Shares. The value of each stock option award was determined by using a Black-Scholes option pricing model to establish a value per option based on the closing stock price on the date of grant and multiplying by the number of shares under option in each award. The value of each Performance Share award was determined by multiplying the closing stock price on the date of grant by the number of Performance Shares in each award.

        The Committee believes that the practice of annually granting stock options and/or Performance Shares reinforces the Company's policy of encouraging Common Stock ownership by executives. By becoming shareholders of the Company, executives are able to share both the perspective of and the reward experienced by non-employee owners of the Company. This alignment of interests supports the building of shareholder value. Stock options provide value to Senior Executives only when shareholders realize positive returns on their investment in the Company. In this way, stock option grants reward Senior Executives for creating value for shareholders. Performance Shares provide executives with actual stock ownership, subject to attainment of three-year performance goals.

        As a result of the executive compensation review conducted in 2004, the Committee has authorized the eligibility for executives and key employees of the Company to receive grants of restricted stock units beginning with the long-term incentive awards granted in February 2005. Senior Executives received one-third of their 2005 long-term incentive awards as restricted stock units, one-third as stock options and one-third as Performance Shares. The inclusion of restricted stock unit awards as part of the annual long-term incentive program for Senior Executives and the replacement of stock options with restricted stock units for other executive participants in the Company's long-term incentive program are intended to help retain key executive talent over the long-term.

  Stock Options

        Stock options provide executives with the opportunity to acquire an equity interest in the Company and to participate in created shareholder value as reflected in growth in the price of the Common Stock. The option exercise price equals 100% of the fair market value of the Common Stock on the date of option grant, thereby ensuring that plan participants will derive benefits only as shareholders realize corresponding gains. To ensure a long-term perspective, options have a maximum 10 year plus two day term.

        On February 18, 2004, options to purchase 96,723, 63,723, 63,723, 34,137 and 19,345 shares of Common Stock were granted under the Incentive Stock Plan to Messrs. Ayer, Marra, Zwiener, Johnson and Wolin, respectively, at an exercise price of $65.99 per share (the closing price of a share of the Common Stock on the NYSE on February 18, 2004). The options become exercisable at the cumulative rate of one-third per year for the first three years from the date of grant. As a result of the executive compensation review conducted in 2004, the vesting schedule for options awarded to the named Senior Executives and certain other Senior Executives in 2005 has been changed to include both a price-based and a time-based provision. Options awarded to these executives on February 17, 2005 vest at the later of: (i) the date upon which the closing price of the underlying stock on the NYSE were to equal or exceed 125% of the option exercise price for a period of at least 10 consecutive trading days, and (ii) three years from the grant date (February 17, 2008). The change in the vesting schedule is intended to help retain these key executives over the long-term and to ensure that these awards reward executives for long-term shareholder value creation.

        Further information regarding option grants for the named Senior Executives during 2004 is included in the option tables following this report.

  Performance Shares

        Senior Executives were given the opportunity to earn shares of Common Stock contingent on the Company achieving one or more performance objectives over a performance period established by the Committee ("Performance Shares"). Target level performance relative to the pre-established performance objectives will result in the award of a target number of Performance Shares at the end of the applicable performance period. Better performance (up to pre-established maximums) will yield a larger payout; poorer performance (to pre-established minimums) will yield a smaller payout. If the minimum threshold amounts established by the Committee are not achieved, there will be no payout. Any Performance Shares ultimately awarded will be payable in Common Stock. The Committee in its sole discretion may elect to pay such awards part in Common Stock and part in cash or entirely in cash. As an incentive to achieving executive share ownership guidelines, the Committee will consider paying Performance Share awards entirely in cash to those executives meeting share ownership guidelines.

        Under the terms of the Performance Share awards made in 2004 to recipients working in the Company's corporate function, including Messrs. Ayer, Johnson and Wolin, there are two equally weighted performance objectives measured over the 2004 through 2006 performance period: (i) total Company operating income, and (ii) total Company average return on equity. For Performance Share award recipients working in the Company's life insurance operations, including Mr. Marra, there are two equally weighted performance objectives measured over the 2004 through 2006 performance period: (i) life insurance company operating income, and (ii) life insurance company average return on equity. For Performance Share award recipients working in the Company's property and casualty insurance operations, including Mr. Zwiener, there are two equally weighted performance objectives measured over the 2004 through 2006 performance period: (i) property & casualty insurance company operating income, and (ii) property & casualty insurance company average return on equity. For Performance Share award recipients working in the Company's HIMCO operations, the performance objective measured over the 2004 performance period was HIMCO operating income. Awards to recipients working in the Company's HIMCO operations are generally payable only following completion of continuous employment during a two-year restriction period from 2005 through 2006.

        In 2004, Messrs. Ayer, Marra, Zwiener, Johnson and Wolin were granted awards of 32,202, 21,215, 21,215, 11,365 and 6,440 Performance Shares, respectively. Further information regarding Performance Share awards for the named Senior Executives during 2004 is included in the tables following this report.

  Restricted Stock Awards

        In addition to annual long-term incentive awards, restricted stock grants are made on a selective basis in order to encourage the retention of certain key performers or executives determined to have high potential to move into critical positions. The Committee conducts an annual review of the Company's executive talent evaluation and reviews management's recommendations for restricted stock awards. Mr. Ayer was granted a restricted stock award of 22,700 shares with a grant date value of $1.5 million on February 18, 2004. In 2004, Messrs. Marra, Zwiener and Wolin were granted restricted stock awards of 15,200, 15,200 and 15,500 shares, respectively. The restrictions on one-third of the shares in these awards lapse three years after the date of the award and the restrictions on the remaining two-thirds of the shares lapse five years after the date of the award.

Compliance with Section 162(m)

        Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies a publicly-traded company a Federal income tax deduction for compensation in excess of $1 million paid to certain of its executive officers, unless the amount of such excess is payable based solely upon the attainment of objective performance criteria. The Committee believes that tax deductibility of compensation is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Committee generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m) but reserves the right, in appropriate circumstances, to pay amounts which are not deductible.

Summary

        The Committee is responsible for reviewing, monitoring and approving all compensation decisions affecting Senior Executives. The Committee expects that all compensation paid to Senior Executives will be consistent with the Company's interest in providing market competitive compensation opportunities, within the context of a pay-for-performance environment, and in a manner that is supportive of the Company's business mission. The Committee will continue to actively monitor the effectiveness of the Company's Senior Executive compensation plans and assess the appropriateness of Senior Executive pay levels to assure prudent use of Company resources.

The Compensation and Personnel Committee:

H. Patrick Swygert, Chairman
Paul G. Kirk, Jr.
Gail J. McGovern
Michael G. Morris
Robert W. Selander
Gordon I. Ulmer

Compensation Committee Interlocks and Insider Participation

        None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our Compensation and Personnel Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS
AND CERTAIN SHAREHOLDERS

Directors and Executive Officers

        The following table shows as of March 22, 2005 the number of shares of Common Stock beneficially owned by each director and nominee for election as a director, by each of the Named Executive Officers, and by the directors and all Section 16 executive officers of the Company as a group:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percentage of the Total Outstanding Shares of Common Stock
Ramani Ayer	1,615,818	*
Ronald E. Ferguson	11,603	*
David M. Johnson	124,867	*
Edward J. Kelly, III	13,889	*
Paul G. Kirk, Jr.	27,296	*
Thomas M. Marra	497,449	*
Gail J. McGovern	3,577	*
Michael G. Morris	1,651	*
Robert W. Selander	23,931	*
Charles B. Strauss	11,380	*
H. Patrick Swygert	15,787	*
Gordon I. Ulmer	27,793	*
Neal S. Wolin	97,397	*
David K. Zwiener	232,492	*
All directors and executive officers as a group (17 persons)	2,945,402	1.0%

*
Less than one percent

(1)
All shares of Common Stock are owned directly except as otherwise indicated below. Pursuant to regulations of the SEC, shares of Common Stock (i) that may be acquired by directors and executive officers upon the exercise of stock options exercisable within 60 days after March 22, 2005, (ii) allocated to the accounts of certain directors and executive officers under the Company's Investment and Savings Plan and Excess Savings Plan based on a valuation of plan accounts as of March 22, 2005, (iii) acquired by directors and executive officers under the Company's Dividend Reinvestment and Cash Payment Plan through March 22, 2005, (iv) owned by a director's or an executive officer's spouse or minor child, or (v) that have been granted under the Incentive Stock Plan or The Hartford Restricted Stock Plan for Non-Employee Directors and are restricted, but as to which the directors or executive officers have the right to vote, are deemed to be beneficially owned by such directors and executive officers as of such date and are included in the number of shares listed in the table above. Of the number of shares of Common Stock shown above, the following represent shares that may be acquired upon exercise of stock options that are exercisable as of March 22, 2005 or within 60 days thereafter by: Mr. Ayer, 1,342,249 shares; Mr. Ferguson, 1,125 shares; Mr. Johnson, 74,885 shares; Mr. Kelly, 7,696 shares; Mr. Kirk, 14,858 shares; Mr. Marra, 367,986 shares; Ms. McGovern, 910 shares; Mr. Morris, 0 shares; Mr. Selander, 14,858 shares; Mr. Strauss, 6,013 shares; Mr. Swygert, 9,765 shares; Mr. Ulmer, 14,858 shares; Mr. Wolin, 64,576 shares; Mr. Zwiener, 117,431 shares; and all directors and Section 16 executive officers as a group, 2,222,606 shares.

Certain Shareholders

        The following table shows those persons known to the Company as of March 22, 2005 to be the beneficial owners, as of December 31, 2004, of more than 5% of the Common Stock. In furnishing the information below, the Company has relied on information filed with the SEC by the beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
FMR Corp 82 Devonshire Street Boston, MA 02109	(1)	6.945%
State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110	(2)	6.7%
AXA Assurances I.A.R.D. Mutuelle 26, Rue Drouot 75009, Paris, France	(3)	5.8%

(1)
FMR Corp. ("FMR"), Edward C. Johnson, 3d and Abigail P. Johnson filed a Schedule 13G/A with the SEC on February 14, 2005 to report that they were the beneficial owners of 20,406,292 shares of Common Stock as of December 31, 2004. FMR, Mr. Johnson and Ms. Johnson have sole power to vote or to direct the vote with respect to 714,566 of such shares. FMR, Mr. Johnson and Ms. Johnson had sole power to dispose or to direct the disposition of 773,766 shares. FMR is the parent to various subsidiaries that are beneficial owners of Common Stock, including Fidelity Management & Research Company that serves as an investment adviser to various investment companies, Fidelity Management Trust Company, an institutional investment manager, and Strategic Advisers, Inc., an investment adviser that provides investment advisory services to individuals. Members of the Edward C. Johnson, 3d family own approximately 49% of the voting power of FMR. Mr. Johnson is Chairman of FMR and Ms. Johnson is a director of FMR.

(2)
State Street Bank and Trust Company ("State Street") filed a Schedule 13G with the SEC on February 18, 2005 to report that it was the beneficial owner of 19,665,535 shares of Common Stock as of December 31, 2004. State Street has the sole power to vote or to direct the vote with respect to 8,805,581 of such shares. State Street has the sole power to dispose or to direct the disposition of 0 shares of Common Stock.

(3)
AXA Assurances I.A.R.D. Mutuelle; AXA Assurances Vie Mutuelle; AXA Courtage Assurance Mutuelle, and AXA Financial, Inc. (together, "AXA") filed a Schedule 13G with the SEC on February 14, 2005 to report that AXA was the beneficial owner of 17,048,811 shares of Common Stock as of December 31, 2004. AXA has the sole power to vote or to direct the vote with respect to 11,886,309 of such shares. AXA has the sole power to dispose or to direct the disposition of 17,038,216 shares of Common Stock.

Certain Relationships and Related Transactions

        None.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and designated Section 16 executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Section 16 officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and Section 16 executive officers complied during 2004 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table provides information for 2004 regarding the cash and other compensation of (i) the Company's Chief Executive Officer and (ii) the four other most highly compensated executive officers of the Company (together with the Chief Executive Officer, the "Named Executives"):

Summary Compensation Table

		Annual Compensation(1)		Long-Term Compensation
				Awards			Payouts
Name and Principal Position	Year	Salary($)	Bonus($)	Restricted Stock Awards($)		Securities Underlying Options(#)	LTIP Payouts ($)		All Other Compensation ($)(2)
Ramani Ayer Chairman, President and Chief Executive Officer	2004 2003 2002	1,145,833 1,100,000 1,093,750	2,100,000 2,200,000 1,740,000	1,497,973 — —	(3)	96,723 171,465 201,556	— — —		40,667 38,917 38,522
Thomas M. Marra Executive Vice President	2004 2003 2002	980,250 950,000 941,667	1,776,500 1,900,000 928,400	1,003,048 — —	(4)	63,723 118,544 138,850	281,250 — —	(5)	34,309 33,250 32,958
David K. Zwiener Executive Vice President	2004 2003 2002	980,250 945,833 891,667	1,696,900 1,900,000 1,327,000	1,003,048 — —	(6)	63,723 118,544 120,934	— — —		34,309 37,184 30,938
David M. Johnson Executive Vice President and Chief Financial Officer	2004 2003 2002	629,250 609,167 597,917	1,120,100 1,220,000 696,000	— — —	(7)	34,137 63,506 76,143	— — —		7,159 7,000 5,500
Neal S. Wolin Executive Vice President and General Counsel	2004 2003 2002	570,833 518,750 444,583	1,150,000 990,000 600,000	998,510 — —	(8)	19,345 27,519 29,114	— — —		19,979 12,525 —

1)
Except as set forth above, the Named Executives did not receive any annual compensation not properly characterized as salary or bonus, except for certain perquisites or other benefits the aggregate incremental cost of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each such officer.

2)
Amounts shown in this column for 2004 represent Company contributions under The Hartford Investment and Savings Plan, a tax-qualified defined contribution plan, and The Hartford Excess Savings Plan, a non-qualified plan established as a "mirror" to the qualified Plan to facilitate payment of amounts not payable under the qualified plan due to tax restrictions. Under these plans, the Company makes a matching contribution in an amount equal to 50% of an employee's contribution, up to an amount equal to 3% of such employee's salary. The Company also makes a non-matching contribution equal to one-half of one percent (.005) of the annual salary of each employee earning $90,000 per year or greater, and a non-matching contribution equal to one and one-half of one percent (.015) of the annual salary for each employee earning less than $90,000 per year.

3)
Represents the market value of 22,700 shares of restricted stock granted to Mr. Ayer on February 18, 2004, based on the New York Stock Exchange closing price of the Common Stock of $65.99 per share on that date. One-third of the shares (7,566) will vest on February 18, 2007 and the remaining two-thirds of the shares (15,134) will vest on February 18, 2009. Dividends with respect to restricted stock are paid in the same amount and to the same extent as dividends paid to holders of Common Stock. As of December 31, 2004, Mr. Ayer held an aggregate of 22,700 shares of restricted stock, with a market value of $1,573,337, based on the New York Stock Exchange closing price of $69.31 per share on that date.

4)
Represents the market value of 15,200 shares of restricted stock granted to Mr. Marra on February 18, 2004, based on the New York Stock Exchange closing price of the Common Stock of $65.99 per share on that date. One-third of the shares (5,066) will vest on February 18, 2007 and the remaining two-thirds of the shares

  (10,134) will vest on February 18, 2009. Dividends with respect to restricted stock are paid in the same amount and to the same extent as dividends paid to holders of Common Stock. As of December 31, 2004, Mr. Marra held an aggregate of 26,333 shares of restricted stock, with a market value of $1,825,140, based on the New York Stock Exchange closing price of $69.31 per share on that date.

5)
Represents a cash award paid to Mr. Marra on March 1, 2004 in connection with a special performance-based award of stock options and cash granted on July 19, 2000 to certain key executives of Hartford Life. The Compensation and Personnel Committee determined that the achievement of certain Hartford Life performance criteria had been met in each of 2000, 2001 and 2002, but not in 2003, resulting in the vesting of 75% of the award.

6)
Represents the market value of 15,200 shares of restricted stock granted to Mr. Zwiener on February 18, 2004, based on the New York Stock Exchange closing price of the Common Stock of $65.99 per share on that date. One-third of the shares (5,066) will vest on February 18, 2007 and the remaining two-thirds of the shares (10,134) will vest on February 18, 2009. Dividends with respect to restricted stock are paid in the same amount and to the same extent as dividends paid to holders of Common Stock. As of December 31, 2004, Mr. Zwiener held an aggregate of 26,333 shares of restricted stock, with a market value of $1,825,140, based on the New York Stock Exchange closing price of $69.31 per share on that date.

7)
As of December 31, 2004, Mr. Johnson held an aggregate of 6,348 shares of restricted stock, with a market value of $439,980, based on the New York Stock Exchange closing price of $69.31 per share on that date.

8)
Represents the market value of 15,500 shares of restricted stock granted to Mr. Wolin on May 19, 2004, based on the New York Stock Exchange closing price of the Common Stock of $64.42 per share on that date. One-third of the shares (5,166) will vest on May 19, 2007 and the remaining two-thirds of the shares (10,334) will vest on May 19, 2009. Dividends with respect to restricted stock are paid in the same amount and to the same extent as dividends paid to holders of Common Stock. As of December 31, 2004, Mr. Wolin held an aggregate of 23,918 shares of restricted stock, with a market value of $1,657,757, based on the New York Stock Exchange closing price of $69.31 per share on that date.

Named Executive Officer Perquisites

        The aggregate value of perquisites provided to each of Messrs. Ayer, Marra, Zwiener, Johnson and Wolin during 2004 was $31,981, $9,010, $4,665, $0 and $9,705, respectively. Mr. Ayer's perquisites primarily consisted of financial and tax planning services paid for by the Company and the use of Company car services for commuting and personal uses. For the other Named Executives, the perquisites primarily consisted of financial and tax planning services paid for by the Company.

Stock Options

        Under the Incentive Stock Plan, the Compensation and Personnel Committee of the Board of Directors selects key employees to receive various awards, including stock options, with or without stock appreciation rights, shares of restricted Common Stock, restricted stock units and performance shares. The table below provides information regarding grants of stock options to the Named Executives during 2004.

Option Grants In Fiscal Year 2004

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term ($)(4)
	Number of Securities Underlying Options Granted(#)(1)
		% of Total Options Granted to Employees in 2004(2)
Name			Exercise Price ($/Share)(3)	Expiration Date
					5%	10%
Ramani Ayer	96,723	5.60%	$65.99	02/20/14	$4,014,005	$10,172,357
Thomas M. Marra	63,723	3.69%	65.99	02/20/14	2,644,505	6,701,748
David K. Zwiener	63,723	3.69%	65.99	02/20/14	2,644,505	6,701,748
David M. Johnson	34,137	1.98%	65.99	02/20/14	1,416,686	3,590,188
Neal S. Wolin	19,345	1.12%	65.99	02/20/14	802,818	2,034,514

(1)
The options granted to Messrs. Ayer, Marra, Zwiener, Johnson and Wolin become exercisable at the cumulative rate of one-third per year for the first three years from the date of grant.

(2)
Percentages are based on options to purchase a total of 1,728,394 shares of Common Stock granted to 1,537 employees of the Company and its subsidiaries during 2004.

(3)
All options were granted at exercise prices that were 100% of the fair market value of one share of Common Stock on the date of grant.

(4)
At the end of the term of the options granted on February 18, 2004, the projected price of a share of Common Stock would be $107.49 and $171.16 at assumed annual appreciation rates of 5% and 10%, respectively.

2004 Option Exercises and 2004 Year-End Option Values

        The following table provides information on stock options that were exercised during 2004 and the value of unexercised stock options held at December 31, 2004 by the Named Executives:

		Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
			Number of Securities Underlying Unexercised Options at Fiscal Year-End
	Number of Shares Acquired Upon Exercise				$ Value of Unexercised In the Money Options Held at Fiscal Year-End(2)
Name		$ Value Realized(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Ramani Ayer	25,822	$1,017,451	862,723	520,325	$28,968,398	$2,626,117
Thomas M. Marra	217,074	5,360,903	346,746	416,155	8,761,633	1,749,429
David K. Zwiener	200,000	4,159,845	96,190	311,540	2,222,922	1,548,625
David M. Johnson	—	—	63,506	194,909	2,028,382	909,106
Neal S. Wolin	—	—	58,128	48,459	1,176,783	164,959

(1)
Value realized upon the exercise of an option represents the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the option.

(2)
Values of "in-the-money" options are calculated by subtracting the exercise price per share of Common Stock granted under the option from the New York Stock Exchange closing price of $69.31 for one share of Common Stock on December 31, 2004.

2004 Long-Term Incentive Plan Awards

        The following table provides information regarding awards made to each of the Named Executives pursuant to any long-term incentive plan in the year ended December 31, 2004:

		Estimated Future Payouts Under Non-Stock Price-Based Plans
Name	Number of Shares(1)	Period Until Payout(2)	Threshold #(3)	Target #(4)	Maximum #(4)
Ramani Ayer	32,202	Three Years	0	32,202	64,404
Thomas M. Marra	21,215	Three Years	0	21,215	42,430
David K. Zwiener	21,215	Three Years	0	21,215	42,430
David M. Johnson	11,365	Three Years	0	11,365	22,730
Neal S. Wolin	6,440	Three Years	0	6,440	12,880

(1)
Represents awards of performance shares which vest and become payable at the discretion of the Compensation and Personnel Committee following a pre-established performance period.

(2)
The three-year performance period commenced on January 1, 2004 and will terminate on December 31, 2006. Payouts, if any, shall be made following the completion of the performance period and following approval by the Compensation and Personnel Committee.

(3)
The Compensation and Personnel Committee establishes thresholds that must be met before payouts of awards of Performance Shares can be made.

(4)
Depending on the Company's performance relative to the specific financial performance goals set for the three-year performance period, payouts may range between zero percent and 200 percent of the number of Performance Shares, with a target of 100 percent.

Retirement Program

        The Hartford Retirement Plan for U.S. Employees (the "Retirement Plan") is a defined benefit plan that covers substantially all eligible U.S. salaried employees of the Company and its subsidiaries, including the Senior Executives and other executives. As currently administered, the Retirement Plan has two formulas under which benefits are calculated. The first formula is a "final average pay" formula that applies to employees, including each of the Named Executives, except Messrs. Johnson and Wolin, with original hire dates with the Company prior to January 1, 2001. The second formula is a "cash balance" formula that applies to employees, including Messrs. Johnson and Wolin, with original hire dates with the Company of January 1, 2001 or later.

        On September 5, 2003, the Board approved changes to the Retirement Plan which will implement, by January 1, 2009, a "cash balance" formula for purposes of calculating future pension benefits for services rendered on or after January 1, 2009 for all employees hired before January 1, 2001. These amounts are in addition to amounts earned through December 31, 2008 under the traditional final average pay formula. Employees hired on or after January 1, 2001 are currently covered under the same cash balance formula.

        Under the terms of the final average pay formula of the Retirement Plan, an employee's annual pension will equal 2% of his or her average final compensation for each of the first 30 years of benefit service, reduced by 1.67% of the employee's primary Social Security benefit for each year of benefit service to a maximum of 30 years; provided that no more than 50% of an employee's primary Social Security benefit is used for such reduction. An employee's average final compensation is defined under the final average pay formula of the Retirement Plan as the total of an employee's (i) average annual base salary for the five calendar years of the last 120 consecutive calendar months of eligibility service affording the highest such average, plus (ii) average annual pensionable compensation not including base salary for the five calendar years of the employee's last 120 consecutive calendar months of eligibility service affording the highest such average. The final average pay formula of the Retirement Plan also provides for undiscounted early retirement pensions for employees who retire at or after age

60 following completion of 15 years of eligibility service. An employee will be vested in benefits accrued under the final average pay formula of the Retirement Plan upon completion of five years of eligibility service.

        Under the terms of the cash balance formula of the Retirement Plan, the Company maintains accounts for employees to which "Hartford Credit" and "Interest Credit" amounts are credited on a semi-monthly basis. The "Hartford Credit" amount is based on the employee's eligible semi-monthly pay, multiplied by a percentage amount that increases (i) with the employee's age, and (ii) to the extent that the employee's income to date has exceeded the Federal social security taxable wage base. The "Interest Credit" amount is based on the employee's account balance to date, multiplied by an interest rate prescribed by the cash balance formula of the Retirement Plan. The benefit ultimately payable to the employee under the cash balance formula of the Retirement Plan is the accumulation of Hartford Credits and Interest Credits, to the extent vested. Vested benefits are payable when the employee leaves the Company, unless the employee elects to defer payment to a later date under the terms of the cash balance formula of the Retirement Plan. An employee will be vested in his or her account balance under the cash balance formula of the Retirement Plan upon completion of five years of eligibility service.

        Applicable Federal law limits the amount of benefits that can be paid and compensation which may be recognized under a tax-qualified retirement plan. Therefore, the Company has a non-qualified retirement plan (the "Hartford Excess Retirement Plan") for payment of those benefits that cannot be paid from the qualified Retirement Plan. The practical effect of the Hartford Excess Retirement Plan is to continue calculation of benefits to all similarly situated employees on a uniform basis. The Company also maintains certain excess plan trusts under which certain excess benefits under the Hartford Excess Retirement Plan are funded. Certain participants in the Hartford Excess Retirement Plan may indicate a preference, subject to certain conditions, to receive any excess benefit in the form of a single discounted lump sum payment.

        Based on various assumptions as to remuneration and years of service, before Social Security reductions, the Pension Plan Table for Final Average Pay Formula below illustrates the estimated annual benefits payable from the final average pay formula of the Retirement Plan and the Hartford Excess Retirement Plan at retirement at age 65 that are paid for by the Company.

Pension Plan Table

Final Average Pay Formula

Average Final Compensation	Years of Service
	5	10	15	20	25	30
$400,000	$40,000	$80,000	$120,000	$160,000	$200,000	$240,000
500,000	50,000	100,000	150,000	200,000	250,000	300,000
750,000	75,000	150,000	225,000	300,000	375,000	450,000
1,000,000	100,000	200,000	300,000	400,000	500,000	600,000
1,500,000	150,000	300,000	450,000	600,000	750,000	900,000
2,000,000	200,000	400,000	600,000	800,000	1,000,000	1,200,000
2,500,000	250,000	500,000	750,000	1,000,000	1,250,000	1,500,000
3,000,000	300,000	600,000	900,000	1,200,000	1,500,000	1,800,000
3,500,000	350,000	700,000	1,050,000	1,400,000	1,750,000	2,100,000
4,000,000	400,000	800,000	1,200,000	1,600,000	2,000,000	2,400,000
4,500,000	450,000	900,000	1,350,000	1,800,000	2,250,000	2,700,000
5,000,000	500,000	1,000,000	1,500,000	2,000,000	2,500,000	3,000,000

        The amounts shown under "Salary" and "Bonus" opposite the names of the Named Executives in the Summary Compensation Table comprise the compensation that is used for purposes of determining "average final compensation" under the final average pay formula of the Retirement Plan and the Hartford Excess Retirement Plan. The years of service with the Company of each of the Named Executives covered by the final average pay formula of the Pension Plan for eligibility and benefit purposes as of December 31, 2004 were as follows: Ramani Ayer, 30 years; Thomas M. Marra, 24.58 years; and David K. Zwiener, 11.75 years. Only a maximum of 30 years of service may be considered when determining benefits under the final average pay formula. On January 1, 2009, when benefit accruals under the final average pay formula are scheduled to cease, Messrs. Ayer, Marra and Zwiener are projected to be credited with 30, 28.58 and 15.75 years, respectively, under the final average pay formula of the Retirement Plan and the Hartford Excess Retirement Plan, and their annual benefit payable at retirement at age 65 under that formula would be determined based on their service and final average pay as of December 31, 2008.

        Based on various assumptions as to remuneration and interest rates for purposes of determining Interest Credits and assuming continued service with the Company until age 65, the estimated account balance payable to each of Ramani Ayer, Thomas M. Marra and David K. Zwiener under the cash balance formula of the Retirement Plan and The Hartford Excess Retirement Plan, at age 65, based on participation in the cash balance formula from January 1, 2009, would be $1,493,371, $6,158,195 and $4,005,803, respectively. These estimated account balances would be in addition to the benefits under the final average pay formula through December 31, 2008.

        Based on various assumptions as to remuneration and interest rates for purposes of determining Interest Credits and assuming continued service with the Company until age 65, the estimated account balance payable to each of David M. Johnson and Neal S. Wolin under the cash balance formula of the Retirement Plan and the Hartford Excess Retirement Plan, at age 65, would be $6,147,992 and $5,661,519, respectively.

        The amounts shown under "Salary" and "Bonus" opposite the name of Messrs. Johnson and Wolin in the Summary Compensation Table comprise the compensation that was used for purposes of determining the Hartford Credits creditable to Messrs. Johnson and Wolin under the cash balance formula of the Retirement Plan and the Hartford Excess Retirement Plan with respect to 2004. The years of service with the Company of Messrs. Johnson and Wolin for purposes of the cash balance formula of the Pension Plan for eligibility and benefit purposes as of December 31, 2004 were 3.67 years and 3.75 years, respectively.

Employment Agreements

        Ramani Ayer, Thomas M. Marra, David K. Zwiener, David M. Johnson and Neal S. Wolin have employment agreements (the "Employment Agreements") with the Company pursuant to which Mr. Ayer is employed as Chairman, President and Chief Executive Officer, Mr. Marra is employed as Executive Vice President of the Company and President and Chief Operating Officer of Hartford Life, Mr. Zwiener is employed as Executive Vice President of the Company and President and Chief Operating Officer of the Company's Property and Casualty operations, Mr. Johnson is employed as Executive Vice President and Chief Financial Officer, and Mr. Wolin is employed as Executive Vice President and General Counsel of the Company. Each of the Employment Agreements is automatically extended for successive one-year periods unless either party provides the other with written notice of its intention not to renew the Agreement at least 15 months prior to any renewal date. In addition, upon the occurrence of a "change of control" (as defined in the Employment Agreements) of the Company, the terms of the Employment Agreements are automatically extended for three years after the change of control occurs.

        The Employment Agreements provide, among other things, for annual base salaries for Messrs. Ayer, Marra, Zwiener, Johnson and Wolin, as determined from time to time by the Board of Directors, and their participation in the Company's benefit plans and awards under executive incentive bonus and other programs. At December 31, 2004, the annual base salaries for Messrs. Ayer, Marra, Zwiener, Johnson and Wolin were $1,150,000, $983,000, $983,000, $631,000 and $575,000, respectively. In addition, each executive is entitled to certain payments and benefits if his employment terminates for certain reasons, including a termination without "cause" (as defined in the Employment Agreements). If a termination without cause occurs, the terminated executive is entitled to a severance payment equal to two times (a) his base salary, and (b) a target bonus amount, each for the year in which the termination occurs, and certain other benefits, including those that would be payable under the Company's various employee benefit plans. In addition, if a change of control of the Company occurs and the executive's employment is terminated for certain reasons within certain time periods (generally, within three years after a change of control), then the executive is entitled to receive certain payments and benefits. Specifically, if after a change of control, the executive's employment is terminated without cause, or the executive voluntarily terminates his employment for any reason within six months following a change of control, or voluntarily terminates his employment for "good reason" (as defined in the Employment Agreements) within the remaining two years and six months following a change of control, then the executive is generally entitled to receive (i) a severance payment equal to three times the sum of his base salary then in effect and his target bonus for the year, and (ii) certain other benefits, including those that would otherwise be payable under the Company's various employee benefit plans. While the executive is employed, and for one year after any voluntary termination of employment (other than after a change of control), the executive is subject to a non-competition agreement in favor of the Company.

PERFORMANCE OF THE COMMON STOCK

        The following tables and graph compare the performance of the Company's common stock with the performance of the Standard & Poor's 500 Composite Stock Price Index and a peer group index over the five-year period extending through the end of 2004. The tables and graph assume that $100 was invested on December 31, 1999 in the Company's common stock, the S&P 500 Index and the peer group index and that all dividends were reinvested.

Comparison of Five-Year Cumulative Total Return Data

	Annual Return Percentage Years Ending
Company/Index
	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
The Hartford Financial Services Group, Inc.	51.91	(9.59)	(26.35)	33.01	19.50
S&P 500 Index	(9.10)	(11.89)	(22.10)	28.68	10.88
S&P Insurance Composite Index	34.91	(12.42)	(20.68)	21.03	7.25
	Indexed Returns Years Ending
Company/Index	Base Date 12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
The Hartford Financial Services Group, Inc.	100	151.91	137.34	101.16	134.55	160.78
S&P 500 Index	100	90.90	80.09	62.39	80.29	89.03
S&P Insurance Composite Index	100	134.91	118.15	93.72	113.44	121.66

OTHER INFORMATION

        As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business that will be properly presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.

        Present and former directors and present and former officers and other employees of the Company may solicit proxies by telephone, telegram or mail, or by meetings with shareholders or their representatives. The Company will reimburse brokers, banks or other custodians, nominees and fiduciaries for their charges and expenses in forwarding proxy material to beneficial owners. The Company has engaged Georgeson Shareholder Communications Inc. to solicit proxies for the Annual Meeting for a fee of $12,500, plus the payment of that firm's out-of-pocket expenses. The Company will bear all expenses relating to the solicitation of proxies.

        A copy of the Company's Annual Report to Shareholders for the fiscal year 2004 is being sent to you concurrently with this Proxy Statement. If you have not received the Annual Report to Shareholders, please submit a written request to the Company's Investor Relations Department at the following address to request a copy: The Hartford Financial Services Group, Inc., Hartford Plaza, Hartford, CT 06115, or call (860) 547-2537.

        We hereby incorporate by reference into this Proxy Statement "Item 10: Directors and Executive Officers of the Registrant" of our Annual Report on Form 10-K for the fiscal year ended December 31, 2004.

By Order of the Board of Directors.

Richard G. Costello
Vice President and Corporate Secretary

Dated: April 12, 2005

        SHAREHOLDERS ARE URGED TO VOTE BY PROXY, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING. A SHAREHOLDER MAY NEVERTHELESS REVOKE HIS OR HER PROXY AND VOTE IN PERSON IF HE OR SHE DOES ATTEND THE ANNUAL MEETING.

APPENDIX A

Summary of The Hartford 2005 Incentive Stock Plan

        Set forth below is a description of the material terms of The Hartford 2005 Incentive Stock Plan (the "2005 Stock Plan"). The following summary is qualified in its entirety by reference to the specific provisions of the proposed form of the 2005 Stock Plan, the full text of which is set forth as Appendix D to the version of the 2005 Proxy Statement which was filed electronically with the SEC on April 12, 2005, and which is available on the SEC's website at www.sec.gov, or by written request to the Company's Corporate Secretary at the address provided on page 2 of this Proxy Statement. Capitalized terms used but not defined herein shall have the meanings set forth in the 2005 Stock Plan.

        General Applicability.    The 2005 Stock Plan is intended to supersede and replace The Hartford Incentive Stock Plan (the "2000 Stock Plan") and The Hartford Restricted Stock Plan for Non-Employee Directors (the "Restricted Stock Plan"). Upon approval and adoption of the 2005 Stock Plan, no further awards will be made under the 2000 Stock Plan and the Restricted Stock Plan. The terms of the 2005 Stock Plan are substantially similar to the terms of the 2000 Stock Plan; however, the 2005 Stock Plan would permit the granting of Performance Shares to non-employee members of the Board of Directors of the Company and would permit the grant of stock appreciation rights ("Rights") independent of options. If the 2005 Stock Plan is approved by shareholders, the maximum number of shares that may be issued in connection with the grant of options and other stock-based or stock-denominated awards is 7,000,000 (approximately 2.4% of the outstanding shares of the Company as of March 22, 2005). For purposes of applying this limit in the context of an award of Performance Shares, the number of shares of common stock equal to the value of the award is based upon its target payout, in each case determined as of the date on which such award is granted. The maximum number of shares that may be awarded over the life of the 2005 Stock Plan to non-employee members of the Company's Board of Directors is 500,000. In addition, no non-employee director may receive more than 25,000 shares pursuant to the 2005 Stock Plan in any calendar year, except that (i) in the year in which a non-employee director is first elected to the Board, the director may receive up to an additional 25,000 shares, and (ii) any non-employee director serving as Chairman of the Company's Board of Directors may receive 50,000 shares in any year in which such service continues.

        The Company has a long-standing policy of encouraging employees at all levels to become shareholders of the Company in order to share the perspective, and the rewards experienced by, non-employee owners of the Company. The Company desires to preserve its flexible program of stock-based awards designed to retain exceptional employees at all levels and to motivate their efforts on behalf of the Company. The Company believes that adoption of the 2005 Stock Plan will enable the Company to continue providing an effective source of incentives to reward the efforts of highly motivated employees, and to attract new personnel in an effort to meet the varying business needs of the Company and to compete effectively in its markets. In addition, the 2005 Stock Plan provides for awards to non-employee directors in connection with their compensation for service on the Board of Directors, consistent with the Company's desire that non-employee directors achieve stock ownership levels equivalent to five times their annual retainer fees for service on the Company's Board of Directors.

        The Board has determined that it is in the best interests of the Company and its shareholders to adopt the 2005 Stock Plan.

        Section 162(m) Limitations.    Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company's CEO or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2005 Stock Plan provides that no employee may be granted more than 1,000,000 stock options or Rights, 200,000 Performance Shares, 200,000 shares of Restricted Stock or 200,000 restricted stock units ("Restricted Units") in any calendar year. Shareholder approval of this proposal will constitute shareholder approval of these limitations for Section 162(m) purposes.

        Plan Administration.    The Committee, all of the current members of which are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), "independent directors" under the standards set forth in the Company's Corporate Governance Guidelines, in accordance with the requirements of the listing standards of the New York Stock Exchange, and "outside directors" for purposes of Section 162(m), will administer the 2005 Stock Plan. The Committee will make determinations, including but not limited to, the designation of those key employees or groups of key employees who shall receive awards, the number of shares to be covered by options, Rights, Restricted Stock awards and Restricted Stock Unit awards, the exercise price of options and the grant price of Rights (which may not be less than 100% of the fair market value of Common Stock on the date of grant), other option and Right terms and conditions, and the number of Performance Shares to be granted and the applicable performance objectives. The Committee cannot reprice options or Rights without first obtaining approval of shareholders. The Committee may impose such additional terms and conditions on an award as it deems advisable. The Committee's decisions in the administration of the 2005 Stock Plan shall be binding on all persons for all purposes.

        The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to members of senior management of the Company, except that awards to Section 16 executive officers shall be made solely by the Committee or the Board of Directors.

        Stock Options and Rights.    Stock options and Rights under the 2005 Stock Plan must expire within ten years after grant. The exercise price for options and the grant price for Rights must be at least equal to the fair market value of the Common Stock on the date of grant. The exercise price for options must be paid to the Company at the time of exercise and, in the discretion of the Committee, may be paid in the form of cash or already-owned shares of Common Stock or a combination thereof. The Committee will generally determine the time or times at which options and Rights granted under the 2005 Stock Plan, including options and Rights granted to directors, may be exercised. During the lifetime of a key employee, an option or Right may be exercised only by the key employee (or a permitted transferee) at any time during its term and the key employee's continued service, and no later than four months after his or her termination of employment (including termination by voluntary resignation) or such other period as determined by the Committee. However, if termination is a result of retirement (solely with respect to a key employee with a hire date prior to January 1, 2002), total disability or death, an option or Right may be exercised within five years after such termination (or such other period as determined by the Committee), but in no event later than the expiration of the original term of the option or Right. If a key employee is terminated for cause, the options and Rights are canceled immediately.

        Performance Shares.    Performance Shares under the 2005 Stock Plan are contingent rights to receive future payments of Common Stock, cash or a combination thereof, based on the achievement of performance objectives as prescribed by the Committee. Such performance objectives will be determined by the Committee over a measurement period or periods of not fewer than one nor more than five years and related to at least one of the performance criteria described below. The ultimate payments are determined by the number of shares awarded and the extent that performance objectives are achieved during the period. The Committee will determine the performance objectives applicable to any award of Performance Shares from among one or more of the following objective criteria (collectively, the "Performance Factors"): (i) earnings per share, (ii) return on equity, (iii) cash flow, (iv) return on total capital, (v) return on assets, (vi) economic value added, (vii) increase in surplus, (viii) reductions in operating expenses, (ix) increases in operating margins, (x) earnings before income taxes and depreciation, (xi) total shareholder return, (xii) return on invested capital, (xiii) cost reductions and savings, (xiv) earnings before interest, taxes, depreciation and amortization, (xv) pre-tax operating income, (xvi) net income, (xvii) after-tax operating income and/or (xviii) productivity improvements. These criteria may be:

  •
  determined solely by reference to any one or more of the Performance Factors of the Company (or the Performance Factors of any subsidiary or affiliate of the Company, or any division or unit thereof), or

  •
  based on any one or more of the Performance Factors of the Company (or the Performance Factors of any subsidiary or affiliate of the Company, or any division or unit thereof), as compared with the Performance Factors of other companies or entities.

        Additionally, these criteria may be based on an executive's attainment of personal objectives with respect to any one or more of the above Performance Factors of the Company (or the Performance Factors of any subsidiary or affiliate of the Company, or any division or unit thereof), or with respect to any one or more of the following: (i) growth and profitability, (ii) customer satisfaction, (iii) leadership effectiveness, (iv) business development, (vi) negotiating transactions and sales or (vii) developing long-term business goals. The Committee generally has the authority to adjust the applicable performance objectives to address significant events that the Committee expects to have a substantial effect on the performance objectives of the Company. However, to the extent that any Performance Share award is intended to qualify as performance-based compensation under Section 162(m), the Committee will not have any discretionary power or authority to increase the amount payable with respect to such Award after it has been granted, or exercise any authority or discretion that would cause the award to fail to so qualify.

        In the event a key employee terminates employment during a performance period, the key employee will generally forfeit any right to payment unless the Committee determines otherwise. However, in the case of retirement (solely with respect to a key employee with a hire date prior to January 1, 2002), total disability, death or such other circumstances with respect to which the Committee finds that a waiver of the applicable restrictions (or any portion thereof) would be in the best interests of the Company, the key employee may, in the discretion of the Committee, be entitled to an award prorated for the portion of the performance period and any additional restriction period during which he or she was actively employed by the Company.

        Restricted Stock and Restricted Units.    Restricted Stock and Restricted Units, which provide a contractual right to receive shares of Common Stock, awarded under the 2005 Stock Plan will be issued subject to a restriction period set by the Committee, during which time any restricted shares may not be sold, transferred, assigned or pledged or otherwise disposed of. If an employee terminates employment during a restriction period, all such shares or units still subject to restrictions will be forfeited by the key employee, except that, in the case of retirement (solely with respect to a key employee with a hire date prior to January 1, 2002), total disability, death or such other circumstances, such as a substantial reduction in force or a divestiture or sale of a business or unit, with respect to which the Committee finds that a waiver of the applicable restrictions (or any portion thereof) would be in the best interests of the Company, the restrictions applicable with respect to such Restricted Stock or Restricted Units shall lapse upon such termination to the extent determined by the Committee as set forth in the applicable award documents or in administrative rules or pursuant to other terms and conditions adopted by the Committee from time to time. The Committee may also require the achievement of pre-determined performance objectives in order for such shares or units to vest. The Committee will determine the terms and conditions applicable to any award of Restricted Stock or Restricted Units to any director. Recipients of Restricted Stock shall have all other rights of a stockholder, including the right to vote the shares and receive dividends and other distributions during the restriction period. The Committee shall establish the terms and conditions of any Restricted Units, including the restriction period applicable thereto, and the date on which Stock shall be issued in respect thereof. The Committee may determine that vesting of Restricted Stock or Restricted Units will be dependent upon attainment of performance objectives established by the Committee, with the performance objectives being determined by applying the standards applicable to awards of Performance Shares (and selecting from the criteria), as described above. To the extent vesting of any Restricted Stock or Restricted Units is intended to qualify as performance-based compensation under Section 162(m) of the Code, the Committee will not have any discretionary power or authority to increase the amount payable with respect to such Award after it has been granted, or exercise any authority or discretion that would cause the award to fail to so qualify.

        The Committee or its designee may also permit any key employee or non-employee director to receive Restricted Units in exchange for or in lieu of other compensation (including salaries, annual bonuses, annual retainer and meeting fees) that would otherwise have been payable to such key employee or non-employee director in cash. The Committee shall establish the terms and conditions applicable to any election by a key employee or director to receive Restricted Units (including the time at which any such election shall be made).

        Compensation Upon Change of Control.    The 2005 Stock Plan provides for the automatic protection of intended economic benefits for key employees in the event of a change of control of the Company.

        "Change of Control" is generally defined in the 2005 Stock Plan as any of the following events:

  •
  a report on Schedule 13D is filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Act disclosing that any person (other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company) is the beneficial owner of twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

  •
  any person (other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company) has purchased shares pursuant to a tender offer or exchange offer to acquire any stock of the Company, provided that after consummation of the offer, the person in question is the beneficial owner of fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

  •
  the shareholders of the Company shall approve (A) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of Common Stock immediately prior to the consolidation or merger have the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

  •
  there shall have been a change in a majority of the members of the Board of Directors within a 24-month period unless the election or nomination for election by the Company's shareholders of each new director during such 24-month period was approved by the vote of two-thirds of the directors then still in office who were directors at the beginning of such 24-month period.

        Under the terms of the 2005 Stock Plan and notwithstanding any provisions thereunder to the contrary, upon the occurrence of a Change of Control:

  •
  Each option and Right outstanding will generally immediately vest and become exercisable to the full extent of the original grant for the remainder of its term.

  •
  The surviving or resulting corporation may, in its discretion, provide for the assumption or replacement of outstanding options and Rights granted under the 2005 Stock Plan. If the surviving or resulting corporation offers to assume or replace the options and Rights, the optionee may elect to have his or her options and Rights assumed or replaced, in whole or in part, or to surrender on the date the Change of Control occurs his or her options and Rights, in whole or in part, for cash equal to the excess of the Formula Price (as defined below) over the exercise price.

  •
  In the event the successor corporation does not offer to assume or replace the outstanding options and Rights as described above, each option and Right will be exercised on the date such Change of Control occurs for cash equal to the excess of the Formula Price over the exercise price.

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  The following definition shall apply only for purposes of this discussion of Change of Control:

  "Formula Price" means the highest of: (a) the highest composite daily closing price of the Common Stock during the period beginning on the 60thcalendar day prior to the Change of Control and ending on the date of such Change of Control, (b) the highest gross price paid for the Common Stock during the same period of time, as reported in a report on Schedule 13D filed with the Securities and Exchange Commission, or (c) the highest gross price paid or to be paid for a share of Common Stock (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in Section 9 of the 2005 Stock Plan as constituting a Change of Control; provided that in the case of the exercise of any such Right related to an incentive stock option, "Formula Price" shall mean the Fair Market Value of the Common Stock at the time of such exercise.

  •
  The restrictions applicable to shares of Restricted Stock and Restricted Units held by key employees pursuant to the 2005 Stock Plan shall lapse upon the occurrence of a Change of Control, and such key employees shall be entitled to elect, at any time during the 60 calendar days following such Change of Control, to receive immediately after the date the key employee makes such election either of the following: (A) unrestricted certificates for all of such shares or units, or (B) a lump sum cash amount equal to the number of such shares or units multiplied by the Formula Price. If a key employee does not make any election during the foregoing 60 day period, he or she shall be deemed to have made the election, as of the 60th day of such period, for unrestricted certificates for all of such shares or units.

  •
  If a Change of Control occurs during the course of a performance period applicable to an award of Performance Shares, then a key employee shall be deemed to have satisfied the performance objectives effective on the date of such occurrence. Such key employee shall be paid, immediately following the occurrence of such Change of Control, a lump sum cash amount equal to the number of outstanding Performance Shares awarded to such key employee multiplied by the Formula Price.

        Amendment and Termination of the 2005 Stock Plan.    The Board of Directors may amend or discontinue the 2005 Stock Plan at any time and, specifically, may make such modifications to the 2005 Stock Plan as it deems necessary to avoid the application of Section 162(m) of the Code and the United States Treasury regulations issued thereunder. However, shareholder approval is required for any amendment which may, (i) increase the number of shares reserved for awards (except as provided in the 2005 Stock Plan with respect to stock splits or other similar changes), (ii) materially change the group of employees eligible for awards; or (iii) with respect to the grant of all options and Rights, allow the Committee to reprice options or Rights.

        The Committee has not specified all key employees who may receive awards under the 2005 Stock Plan in the future. Information regarding the options, Performance Shares and Restricted Stock granted to the Company's CEO and the four other most highly compensated executive officers during 2004 is set forth in the various compensation tables included under the caption "Compensation of Executive Officers" on page 26 of this Proxy Statement.

        Registration of Shares.    If the 2005 Stock Plan is approved by the shareholders, the shares available for award grants thereunder will be registered under the Securities Act of 1933, as amended, and a Subsequent Listing Application will be filed with the NYSE to list the shares.

        Federal Income Tax Consequences.    The following is a brief summary of the current federal income tax rules generally applicable to options, Rights, Performance Shares, Restricted Stock and Restricted Units. Awardees

should consult their own tax advisors as to the specific Federal, state and local tax consequences applicable to them.

  •
  Incentive Stock Options.  An incentive stock option results in no taxable income to the optionee or a deduction to the Company at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as a long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). The excess, if any, of the sale price over the fair market value on the date of exercise will be a short-term capital gain. In such case, the Company would be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income as compensation. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his or her income as a result of a disqualifying disposition.

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  Non-Qualified Stock Options.  An optionee is not subject to Federal income tax upon grant of a non-qualified option. At the time of exercise, the optionee will realize compensation income (subject to withholding) to the extent that the then fair market value of the stock exceeds the option price. The amount of such income will constitute an addition to the optionee's tax basis in the optioned stock. Sale of the shares will result in capital gain or loss (long-term or short-term depending on the optionee's holding period). The Company is entitled to a Federal tax deduction at the same time and to the same extent that the optionee realizes compensation income.

  •
  Stock Appreciation Rights ("Rights").  A grantee is not taxed upon the grant of Rights. An optionee exercising Rights for cash or stock will realize compensation income (subject to withholding) in the amount of the cash or stock received. The Company is entitled to a tax deduction at the same time and to the same extent that the grantee realizes compensation income. Under guidance recently issued by the Internal Revenue Services, an additional tax of at least 20% may be imposed in connection with the exercise of a Right for cash, unless payment of the amount related thereto is deferred until a fixed date unrelated to exercise of the Right, termination of the recipient's service or another event upon which such a distribution may be permitted without such additional tax, as specified in Section 409A of the Code.

  •
  Performance Shares.  No income will be recognized at the time of grant by the recipient of an award of Performance Shares if such award is subject to a substantial risk of forfeiture. Generally, at the time the substantial risk of forfeiture terminates with respect to Performance Shares, the then fair market value of the stock will constitute ordinary income to the employee. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to the Company in an amount equal to the compensation realized by the employee.

  •
  Restricted Stock/Restricted Units.  An awardee of Restricted Stock or Restricted Units will generally realize compensation income (subject to withholding) when and to the extent that the restrictions on the shares or units lapse and delivery of the shares corresponding to the units is not deferred, as measured by the value of the shares or units at the time of lapse. The awardee's holding period for the shares or units will not commence until the date of lapse, and dividends paid on Restricted Stock during the restriction period will be treated as compensation. However, if an awardee makes an election to realize compensation income at the time of an award of Restricted Stock, the recipient will be taxed at the time of the grant in an amount equal to the excess of the fair market value of the Restricted Stock at that time (determined without regard to any of the applicable restrictions) over the amount, if any, paid for such Restricted Stock. In such case, the recipient's holding period will commence on the date of the grant and his or her tax basis in the shares will be increased by the amount of income recognized by reason of such election. However, if the recipient subsequently forfeits the shares of Restricted Stock, he or she will only be entitled to recognize a loss with respect to the amount, if any, paid for the shares (and not the taxes recognized by reason of such election). A grantee of Restricted Units may not make such an election. The Company will be entitled to a Federal tax deduction at the same time and to the same extent that the awardee realizes compensation income. However, if the recipient has elected to recognize income at the time of the grant and subsequently forfeits the Restricted Stock, the Company must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

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  Tax Treatment of Awards to Employees Outside the United States.  The grant and exercise of options and awards under the 2005 Stock Plan to employees outside the United States may be taxed on a different basis.

  •
  Golden Parachute Tax Penalties.  Options, Rights, Performance Shares, Restricted Stock or Restricted Units which are granted, accelerated or enhanced upon the occurrence of a takeover (i.e., a Change of Control) may give rise, in whole or in part, to "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code and, to such extent, will be nondeductible by the Company and subject to a 20% excise tax to the awardee.

        Information Regarding Existing Equity Compensation Plans.    The following table provides information as of December 31, 2004 regarding the securities authorized for issuance under the Company's equity compensation plans. In addition to the 2000 Stock Plan and the Restricted Stock Plan, pursuant to which the Company may grant equity awards to eligible persons, the Company maintains the 2000 PLANCO Non-employee Option Plan (the "PLANCO Plan"), pursuant to which it may grant awards to non-employee wholesalers of PLANCO products. In addition, the Company maintains The Hartford Employee Stock Purchase Plan (the "ESPP"), pursuant to which eligible employees may purchase shares of the Company's common stock at a 15% discount off of the lower of the market price (1) at the beginning of the offering period or (2) at the end of the offering period.

			(c)
	(a)	(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights
Equity compensation plans approved by stockholders	18,653,770	$51.72	7,114,935	(1)(2)(3)
Equity compensation plans not approved by stockholders(4)	201,103	52.46	211,445

Total	18,854,873	$51.73	7,326,380

(1)
Of these shares, 2,715,202 shares remained available for purchase under the ESPP as of December 31, 2004.

(2)
4,274,384 shares remained available for issuance as options, Restricted Stock, Restricted Units or Performance Shares under the 2000 Stock Plan as of December 31, 2004. Of these shares, 2,460,154 shares remained available for issuance as Restricted Stock, Restricted Units or Performance Shares under the 2000 Stock Plan.

  As of March 22, 2005, following the issuance of long-term awards to key employees in February 2005, there were 3,368,940 shares available for issuance as options, Restricted Stock, Restricted Units or Performance Shares under the 2000 Stock Plan. Of these shares, 1,818,063 shares remained available for issuance as Restricted Stock, Restricted Units or Performance Shares under the 2000 Stock Plan. As of March 22, 2005, the total number of options outstanding was 16,972,523 with a weighted-average exercise price of $52.83 and a weighted-average remaining contractual life of 5.6 years. If the 2005 Stock Plan is approved by shareholders, no further awards will be made pursuant to the 2000 Stock Plan.

(3)
Of these shares, 125,349 shares remained available for issuance under the Restricted Stock Plan as of December 31, 2004. As of March 22, 2005, following the issuance of long-term awards to non-employee directors in February 2005, there were 114,125 shares available for issuance under the Restricted Stock Plan. If the 2005 Stock Plan is approved by shareholders, no further awards will be made pursuant to the Restricted Stock Plan.

(4)
Relates solely to securities issued and remaining available for future issuance under the 2000 PLANCO Non-employee Option Plan.

APPENDIX B

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
AUDIT COMMITTEE CHARTER

PURPOSE

        The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor, and (4) the compliance by the Company with legal and regulatory requirements.

        The Committee shall prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

RESPONSIBILITIES AND AUTHORITY

        The Committee shall:

  1.
  Have the sole authority to appoint or replace the independent auditor and to approve all audit engagement fees and terms.

  2.
  Be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report, performing other audit, review or attest services, or related work. The independent auditor shall report directly to the Committee.

  3.
  Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 and the rules and regulations of the Commission all as may be amended from time to time (the "Exchange Act") which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members the authority to grant pre-approvals of permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

  4.
  Have the authority to investigate any activity of the Company.

  5.
  To the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of (i) compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services, (ii) compensation to any advisors employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

  6.
  Make regular reports to the Board.

  7.
  Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval, and shall annually review the Committee's own performance.

Financial Statement and Disclosure Matters

  8.
  Meet to review and discuss with management and the independent auditor the annual audited financial statements, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

  9.
  Meet to review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations", and the results of the independent auditor's review of the quarterly financial statements.

  10.
  Review and discuss with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

  11.
  Review and discuss reports from the independent auditor on:

  a.
  All critical accounting policies and practices to be used.

  b.
  All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

    c.
    Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  12.
  Review and discuss analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements of the Company.

  13.
  Review and discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (i.e., discussing the types of information to be disclosed and the types of presentations to be made). The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

  14.
  Review the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

  15.
  Discuss with management the Company's major financial and other risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies and the guidelines and policies to govern the process by which risk assessment and management is undertaken.

  16.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  17.
  Review disclosures, if any, made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Oversight of the Company's Relationship with the Independent Auditor

  18.
  Review and evaluate the lead partner of the independent auditor team.

  19.
  Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) (to assess the auditor's independence) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditor to the Board.

  20.
  Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

  21.
  Set clear hiring policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

  22.
  Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company's Internal Audit Function

  23.
  Review and concur in the appointment and replacement of the senior internal auditing executive.

  24.
  Review the activities, scope and effectiveness of the internal auditing function.

  25.
  Review the significant reports to management prepared by the internal auditing function and management's responses.

  26.
  Discuss with the independent auditor and management the internal audit function responsibilities, budget and staffing and recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

  27.
  Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

  28.
  Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Ethics and Business Conduct, including compliance with the Foreign Corrupt Practices Act. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's compliance with applicable laws and regulations, the Company's Code of Ethics and Business Conduct and the Company's Code of Ethics and Business Conduct for Members of the Board of Directors.

  29.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

  30.
  Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

  31.
  Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

  32.
  Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the independent auditor or the internal auditor.

  33.
  Perform such other functions as assigned by law, the Company's by-laws or the Board of Directors.

MEMBERSHIP

        The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence and experience requirements of the New York Stock Exchange and Section 10A(m)(3) of the Exchange Act. At least one member of the Committee shall be an audit committee financial expert as defined by the Commission or else the Company shall explain why that is not the case in disclosures made pursuant to the Commission's rules. No director may serve as a member of the Committee if such director serves on the audit committee of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee. Committee members shall also meet such other criteria as are adopted from time to time by the Board. The members of the Committee shall be appointed by the Board annually on the recommendation of the Nominating and Corporate Governance Committee, or as required upon the resignation, death, incapacity or removal of a member of the Committee. Committee members may be replaced by the Board at any time. The Committee shall have a chairman who is elected by the Board annually or upon the resignation, death, incapacity or removal of the current chairman. The position of Committee chairman shall rotate at least every three years among the members of the Committee at the time of such rotation.

MEETINGS

        The Committee shall meet as often as it determines, but at least once every fiscal quarter. The agenda of each meeting generally will be prepared by the senior internal auditing executive with input from the Committee chairman and Committee members, and it shall be circulated to each member of the Committee prior to the meeting date. The Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions. The Committee also may meet periodically in executive session without anyone else present. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

        One-third of the members of the Committee, but not less than two, will constitute a quorum. The act of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee. The Committee will meet at the call of its chairman or any two of its members. The chairman will preside, when present, at all meetings of the Committee. The Committee shall keep a record of its meetings and report on them to the Board.

        Members of the Committee may participate in a meeting of the Committee by conference call or similar communications arrangements that enable all persons participating in the meeting to hear each other. The Committee may also take action by subcommittee and written consent.

APPENDIX C

Director Independence Standards

        The Board has established the following standards to assist it in making director independence determinations:

           1.  In no event will a director be considered "independent" if:

  •
  the director is, or has been within the preceding three years, an employee of the Company (other than as an interim Chairman, CEO or other executive officer);

  •
  an immediate family member of the director is, or has been within the preceding three years, an executive officer of the Company;

  •
  the director has, in any twelve-month period in the preceding three years, received more than $100,000 per year in direct compensation from the Company, other than director and committee fees, compensation received by a director for former service as an interim Chairman, CEO or other executive officer, and pension or other forms of deferred compensation for prior service;

  •
  an immediate family member of the director, has, in any twelve-month period in the preceding three years, received more than $100,000 per year in direct compensation from the Company, other than compensation received as a non-executive officer employee, and pension or other forms of deferred compensation for prior service;

  •
  the director or an immediate family member of the director is, or has been within the preceding three years, employed as an executive officer of another company for which any of the Company's current executive officers simultaneously serve or served on that company's compensation committee;

  •
  the director is a current employee, or an immediate family member of the director is an executive officer of, a company that made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of such other company's consolidated gross revenues; or

  •
  one of the following relationships exists:

  •
  the director, or an immediate family member of the director, is a current partner of a firm that is the Company's internal or external auditor;

  •
  the director is a current employee of such a firm;

  •
  the director has an immediate family member who is a current employee of such a firm and participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or

  •
  the director, or an immediate family member of the director, was, within the preceding three years, a partner or employee of such a firm and personally worked on the Company's audit within that time.

           2.  For purposes of paragraph 1 above, an "immediate family member" includes a director's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than domestic employees) who shares the director's home. For purposes of applying the criteria in paragraphs 1 above, the following individuals need not be considered: individuals who are no longer immediate family members of the director as a result of legal separation or divorce, or those immediate family members of the director who have died or become incapacitated.

           3.  The following commercial or not-for-profit relationships will not impair a director's independence:

  •
  if a director of the Company is an executive officer of another company which is indebted to the Company, or to which the Company is indebted, and the total amount of either company's indebtedness to the other is less than two percent of the total consolidated assets of the company he or she serves as an executive officer; and

  •
  if a director of the Company serves as an officer, director or trustee of a not-for-profit organization, and the Company's charitable contributions to the organization, in the aggregate, are less than two percent (or $100,000, whichever is greater) of that organization's latest operating budget (the Company's automatic matching of employee charitable contributions will not be included in the amount of the Company's charitable contributions for this purpose).

        Annually, the Board will review all commercial and charitable relationships of directors. Whether directors meet these categorical independence tests will be made public annually in the Company's proxy statement.

C-1

           4.  For relationships not covered under the guidelines in paragraph 3 above, the determination of whether the relationship impairs a director's independence or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth in paragraph 3 above. The Company will disclose in its proxy statement the basis for any Board determination that a relationship does not impair a director's independence, except for relationships covered by the guidelines set forth in paragraphs 1 and 3 above.

           5.  The Company will not make any personal loans or extensions of credit to directors.

           6.  To help maintain the independence of the Board, all directors are required to deal at arm's length with the Company and its subsidiaries and to disclose circumstances material to the director that might be perceived as a conflict of interest.

           7.  In order to identify potential conflicts of interest and to monitor and preserve the independence of those directors who meet the criteria for independence required under applicable law and by the NYSE, any director who wishes to become a director of another for-profit entity must obtain the pre-approval of the Nominating and Corporate Governance Committee.

           8.  If a director experiences a material change in his or her business position or professional circumstances, including retirement, or a material change in his or her personal circumstances that reasonably may have an adverse effect on the director's reputation or the reputation of the Company, he or she shall report the change in circumstances to the Chairman of the Board and the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall evaluate whether such change would have an adverse effect on such director's service on the Board and, if so, make a recommendation to the full Board regarding such director's continued service.

C-2

APPENDIX D

THE HARTFORD 2005 INCENTIVE STOCK PLAN

1.     Purpose

        The purpose of the Plan is to motivate and reward superior performance on the part of Key Employees of The Hartford Financial Services Group, Inc. ("The Hartford" or "the Company") and its subsidiaries and affiliates and to thereby attract and retain Key Employees of superior ability. In addition, the Plan is intended to further opportunities for stock ownership by such Key Employees and Directors in order to increase their proprietary interest in The Hartford and, as a result, their interest in the success of the Company. Awards will be made, in the discretion of the Committee, to Key Employees (including officers and directors who are also Key Employees) whose responsibilities and decisions directly affect the performance of any Participating Company and its subsidiaries, and also to Directors. Such incentive awards may consist of Options, Rights, Performance Shares, Restricted Stock, Restricted Units or any combination of the foregoing, as the Committee may determine.

2.     Definitions

        When used herein, the following terms shall have the following meanings:

        "Act" means the Securities Exchange Act of 1934, as amended.

        "Award" means an award granted to any Key Employee or Director in accordance with the provisions of the Plan in the form of Options, Rights, Performance Shares, Restricted Stock or Restricted Units, or any combination of the foregoing, as applicable.

        "Award Document" means the written notice, agreement, or other document evidencing each Award granted under the Plan.

        "Beneficial Owner" means any Person who, directly or indirectly, has the right to vote or dispose of or has "beneficial ownership" (within the meaning of Rule 13d-3 under the Act) of any securities of a company, including any such right pursuant to any agreement, arrangement or understanding (whether or not in writing), provided that: (a) a Person shall not be deemed the Beneficial Owner of any security as a result of an agreement, arrangement or understanding to vote such security (i) arising solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the Act and the applicable rules and regulations thereunder, or (ii) made in connection with, or to otherwise participate in, a proxy or consent solicitation made, or to be made, pursuant to, and in accordance with, the applicable provisions of the Act and the applicable rules and regulations thereunder, in either case described in clause (i) or (ii) above, whether or not such agreement, arrangement or understanding is also then reportable by such Person on Schedule 13D under the Act (or any comparable or successor report); and (b) a Person engaged in business as an underwriter of securities shall not be deemed to be the Beneficial Owner of any security acquired through such Person's participation in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition.

        "Beneficiary" means the beneficiary or beneficiaries designated pursuant to the Plan to receive the amount, if any, payable under the Plan upon the death of an Award recipient.

        "Board" means the Board of Directors of the Company.

        "Change of Control" means the occurrence of an event defined in Section 9 of the Plan.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Committee" means the Compensation and Personnel Committee of the Board or such other committee as may be designated by the Board to administer the Plan.

        "Company" means The Hartford Financial Services Group, Inc. and its successors and assigns.

        "Director" means a member of the Board who is not an employee of any Participating Company.

        "Dividend Equivalents" means an amount credited with respect to an outstanding Restricted Unit equal to the cash dividends paid or property distributions awarded upon one share of Stock.

        "Eligible Employee" means an Employee as defined in the Plan; provided, however, that except as the Board or the Committee, pursuant to authority delegated by the Board, may otherwise provide on a basis uniformly applicable to all persons similarly situated, "Eligible Employee" shall not include any "Ineligible Person," which includes: (a) a person who (i) holds a position with the Company's "HARTEMP" Program, (ii) is hired to work for a Participating Company through a temporary employment agency, or (iii) is hired to a position with a Participating Company with notice on his or her date of hire that the position will terminate on a certain date; (b) a person who is a leased employee (within the meaning of Code Section 414(n)(2)) of a Participating Company or is otherwise employed by or through a temporary help firm, technical help firm, staffing firm, employee leasing firm, or professional employer organization, regardless of whether such person is an Employee of a Participating Company, and (c) a person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor, regardless of whether such person is characterized or ultimately determined by the Internal Revenue Service or any other Federal, State or local governmental authority or regulatory body to be an employee of a Participating Company or its affiliates for income or wage tax purposes or for any other purpose.

        Notwithstanding any provision in the Plan to the contrary, if any person is an Ineligible Person, or otherwise does not qualify as an Eligible Employee, or otherwise is ineligible to participate in the Plan, and such person is later required by a court or governmental authority or regulatory body to be classified as a person who is eligible to participate in the Plan, such person shall not be eligible to participate in the Plan, notwithstanding such classification, unless and until designated as an Eligible Employee by the Committee, and if so designated, the participation of such person in the Plan shall be prospective only.

        "Employee" means any person regularly employed by a Participating Company, but shall not include any person who performs services for a Participating Company as an independent contractor or under any other non-employee classification, or who is classified by a Participating Company as, or determined by a Participating Company to be, an independent contractor.

        "Fair Market Value," unless otherwise indicated in the provisions of this Plan, means, as of any date, the composite closing price for one share of Stock on the New York Stock Exchange or, if no sales of Stock have taken place on such date, the composite closing price on the most recent date on which selling prices were quoted, the determination to be made in the discretion of the Committee.

        "Formula Price" means the highest of: (a) the highest composite daily closing price of the Stock during the period beginning on the 60th calendar day prior to the Change of Control and ending on the date of such Change of Control, (b) the highest gross price paid for the Stock during the same period of time, as reported in a report on Schedule 13D filed with the Securities and Exchange Commission, or (c) the highest gross price paid or to be paid for a share of Stock (whether by way of exchange, conversion, distribution upon merger, liquidation or otherwise) in any of the transactions set forth in Section 9 of the Plan as constituting a Change of Control; provided that in the case of the exercise of any such Right related to an Incentive Stock Option, "Formula Price" shall mean the Fair Market Value of the Stock at the time of such exercise.

        "Incentive Stock Option" means a stock option qualified under Section 422 of the Code.

        "Key Employee" means an Eligible Employee (including any officer or director who is also an Eligible Employee) whose responsibilities and decisions, in the judgment of the Committee, directly affect the performance of the Company and its subsidiaries.

        "Option" means an option awarded under Section 5 of the Plan to purchase Stock of the Company, which option may be an Incentive Stock Option or a non-qualified stock option.

        "Participating Company" means the Company or any subsidiary or other affiliate of the Company; provided, however, for Incentive Stock Options only, "Participating Company" means the Company or any corporation which at the time such Option is granted qualifies as a "subsidiary" of the Company under Section 424(f) of the Code.

        "Performance Share" means a performance share awarded under Section 6 of the Plan.

        "Person" has the meaning ascribed to such term in Section 3(a)(9) of the Act, as supplemented by Section 13(d)(3) of the Act; provided, however, that Person shall not include: (a) the Company, any subsidiary of the Company or any other Person controlled by the Company, (b) any trustee or other fiduciary holding securities under any employee benefit plan of the Company or of any subsidiary of the Company, or (c) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of securities of the Company.

        "Plan" means The Hartford 2005 Incentive Stock Plan, as the same may be amended, administered or interpreted from time to time.

        "Plan Year" means the calendar year.

        "Potential Change of Control" means the occurrence of an event defined in Section 9 of the Plan.

        "Retirement" means the following:

        (a)    Key Employees Hired Before 2001.    Solely with respect to a Key Employee with an original hire date with a Participating Company before January 1, 2001 who: (i) is covered in whole or in part under the final average pay formula of the Retirement Plan, or (ii) is not eligible for coverage under the Retirement Plan, "Retirement" means satisfaction of the requirements for early or normal retirement under the final average pay formula of the Retirement Plan (assuming such Key Employee were covered under the final average pay formula of the Retirement Plan), provided such event results in such Key Employee's separation from employment with the Company, or

        (b)    Key Employees Hired During 2001.    Solely with respect to a Key Employee with an original hire date with a Participating Company on or after January 1, 2001 but before January 1, 2002 who: (i) is covered under the cash balance formula of the Retirement Plan, or (ii) is not eligible for coverage under the Retirement Plan, "Retirement" means satisfaction of the requirements for early or normal retirement under the final average pay formula of the Retirement Plan (assuming such Key Employee were covered under the final average pay formula of the Retirement Plan), provided such event results in such Member's separation from the employment of the Company.

        "Retirement Plan" means The Hartford Retirement Plan for U.S. Employees, as amended from time to time.

        "Restricted Stock" means Stock awarded under Section 7 of the Plan subject to such restrictions as the Committee deems appropriate or desirable.

        "Restricted Unit" means a contractual right awarded under Section 7 of the Plan to receive pursuant to the Plan one share of Stock at the end of a specified period of time, subject to such restrictions as the Committee deems appropriate or desirable.

        "Restriction Period" means, in the case of Performance Shares, Restricted Stock or Restricted Units the period established by the Committee pursuant to Section 6 or 7, as applicable, during which shares of Stock or other rights of the recipient of such an Award (or his or her permissive assigns) remain subject to forfeiture pending completion of a period of service or such other criteria or conditions as the Committee shall specify.

        "Right" means a stock appreciation right awarded under Section 5 of the Plan.

        "Stock" means the common stock ($.01 par value) of The Hartford.

        "The Hartford" means the Company and its subsidiaries, and their successors and assigns.

        "Total Disability" means the complete and permanent inability of a Key Employee to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

        "Transferee" means any person or entity to whom or to which a non-qualified stock option has been transferred and assigned in accordance with Section 5(h) of the Plan. Unless the Committee shall expressly permit otherwise, with respect to any Key Employee or Director, only (i) the Key Employee's or Director's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, mother-in-law, father-in-law, son-in-law or daughter-in-law (including adoptive relationships), (ii) trusts for the exclusive benefit of one or more such persons and/or the Key Employee or Director, and (iii) another entity owned solely by one or more such persons and/or the Key Employee or Director shall be a Transferee.

3.     Shares Subject to the Plan

        Subject to adjustments in accordance with Section 13, the aggregate number of shares of Stock which may be awarded under the Plan shall be subject to a maximum limit applicable to all Awards for the duration of the Plan (the "Maximum Limit"). The Maximum Limit shall be 7,000,000 shares of Stock. The maximum number of shares of Stock with respect to which Awards may be granted under the Plan in the form of Incentive Stock Options shall be 7,000,000.

        Subject to adjustments in accordance with Section 13, and subject to the Maximum Limit set forth above on the number of Shares that may be awarded in the aggregate under the Plan, the maximum number of shares that may be awarded to Directors under the Plan shall be 500,000 shares of Stock. Additionally, a Director may not be granted an Award covering more than 25,000 shares of Stock in any Plan Year, except that this annual limit on Director Awards shall be 50,000 shares of Stock for any Director serving as Chairman of the Board and provided, however, that in the Plan Year in which an individual is first appointed or elected as a Director, the limit applicable to such Director shall be increased by 25,000 shares of Stock.

        In addition to the foregoing, in any Plan Year: (a) no individual Key Employee may receive an Award of Options or Rights for more than 1,000,000 shares, and (b) no individual Key Employee may receive an Award of Restricted Stock, Restricted Units or Performance Shares for more than 200,000 shares.

        Except with respect to shares of Stock equivalent to a maximum of five percent of the Maximum Limit authorized above in this Section 3, and except as may be provided in Section 9 regarding a Change of Control, any Full Value Awards which vest on the basis of a Key Employee's continued employment with the Company shall not provide for vesting, other than vesting upon death, Total Disability or Retirement, or such other circumstances, such as a substantial reduction in force or a divestiture or sale of a business or unit, that the Committee finds than a waiver of the applicable restrictions (or any portion thereof) would be in the best interests of the Company, which is more rapid than pro rata annual vesting over a three year period, and any Full Value Awards which vest upon the attainment of performance objectives shall provide for a performance period of at least twelve months. For purposes of this paragraph, a "Full Value Award" is an Award other than in the form of an Option or Right. Notwithstanding the foregoing, Awards of Restricted Units attributable to a Key Employee's voluntary deferral of an amount which would otherwise have been payable to the Key Employee in cash shall not be subject to the restrictions set forth in this paragraph and shall not be counted against the five percent limit referenced above.

        Subject to the above limitations, shares of Stock to be issued under the Plan may be made available from the authorized but unissued shares, or shares held by the Company in treasury or from shares purchased in the open market.

        For the purpose of computing the total number of shares of Stock available for Awards under the Plan, there shall be counted against the foregoing limitations the number of shares of Stock subject to issuance upon exercise or settlement of Awards and the number of shares of Stock which equals the value of Performance Share Awards based upon their target payout, in each case determined as at the dates on which such Awards are granted. If any Awards under the Plan are forfeited, terminated, expire unexercised, or are settled in cash in lieu of Stock, the shares of Stock which were theretofore subject to such Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, or cash settlement of such Awards. If any award under the prior The Hartford Incentive Stock Plan (as approved by the Company's shareholders in 2000), or under The Hartford Restricted Stock Plan for Non-Employee Directors, is forfeited, terminated or expires unexercised, or is settled in cash in lieu of Stock, the shares of Stock subject to such award (or the relevant portion thereof) shall be available for Awards under the Plan and such shares shall be added to the Maximum Limit.

4.     Grant of Awards and Award Documents

        (a)   Subject to the provisions of the Plan, the Committee shall: (i) determine and designate from time to time those Key Employees and Directors or groups of Key Employees and Directors to whom Awards are to be granted, (ii) determine the form or forms of Award to be granted to any Key Employee and any Director; (iii) determine the amount or number of shares of Stock subject to each Award; and (iv) determine the terms and conditions of each Award.

        (b)   Each Award granted under the Plan shall be evidenced by a written Award Document. Such Award Document shall be subject to and incorporate the express terms and conditions of each Award, if any, required under the Plan or required by the Committee.

5.     Options and Rights

        (a)   With respect to Options and Rights, the Committee shall: (i) authorize the granting of Incentive Stock Options, non-qualified stock options, or a combination of Incentive Stock Options and non-qualified stock options; (ii) authorize the granting of Rights which may or may not be granted in connection with all or part of any Option granted under this Plan; (iii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a Right; and (iv) determine the time or times when and the manner in which each Option or Right shall be exercisable and the duration of the exercise period.

        (b)   Any option issued hereunder which is intended to qualify as an Incentive Stock Option shall be subject to such limitations or requirements as may be necessary for the purposes of Section 422 of the Code or any regulations and rulings thereunder to the extent and in such form as determined by the Committee in its discretion.

        (c)   The exercise period for an Option and a Right shall not exceed ten years from the date of grant.

        (d)   The Option price per share shall be determined by the Committee at the time any Option is granted and shall be not less than the Fair Market Value of one share of Stock on the date the Option is granted. The grant price related to each Right shall be determined by the Committee at the time any Right is granted; however, such grant price shall not be less than the Fair Market Value of one share of Stock on the date the Right is granted.

        (e)   No part of any Option or Right may be exercised until the Key Employee who has been granted the Award shall have remained in the employ of a Participating Company for such period after the date of grant as the Committee may specify, if any, and the Committee may further require exercisability in installments.

        (f)    Except as provided in Section 9, the purchase price of the shares of Stock as to which an Option is exercised shall be paid to the Company at the time of exercise either in cash, Stock already owned by the optionee, or a combination of the foregoing having a total Fair Market Value equal to the purchase price. The Committee shall determine acceptable methods for tendering Stock as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Stock for such purpose as it deems appropriate.

        (g)   Unless otherwise set forth in the Award Document, in case of a Key Employee's termination of employment with all Participating Companies, the following provisions shall apply:

          (i)    If a Key Employee who has been granted an Option or Right shall die before such Option or Right has expired, his or her Option or Right may be exercised in full by: (A) the person or persons to whom the Key Employee's rights under the Option or Right pass upon his or her death pursuant to the terms of the Plan, or if no such person has such right, by his or her executors or administrators; (B) his or her Transferee(s) (with respect to non-qualified Options or Rights); or (C) his or her Beneficiary designated pursuant to the Plan, at any time, or from time to time, within five years after the date of the Key Employee's death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above. Any such Options or Rights not fully exercisable immediately prior to such optionee's death shall become fully exercisable upon such death unless the Committee, in its sole discretion, shall otherwise determine.

          (ii)   If the Key Employee's employment with all Participating Companies terminates: (A) because of his or her Total Disability, or (B) solely in the case of a Key Employee with an original hire date with a Participating Company before January 1, 2002, because of his or her voluntary termination of employment due to Retirement; he or she may exercise his or her Options or Rights in full at any time, or from time to time, within five years after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(c) above. Any such Options or Rights not fully exercisable immediately prior to such optionee's Total Disability or Retirement shall become fully exercisable upon such Total Disability or Retirement unless the Committee, in its sole discretion, shall otherwise determine at the time of grant.

          (iii)  If the Key Employee shall be terminated for cause as determined by the Committee, all of such Key Employee's Options or Rights outstanding at the date of such termination (whether or not then exercisable) shall be canceled without further action by the Key Employee, the Committee or the Company coincident with the effective date of such termination.

          (iv)  Except as provided in Section 5(g)(ii) and Section 9, if a Key Employee's employment terminates for any other reason (including a voluntary resignation), he or she may exercise his or her Options or Rights, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within four months after the date of the termination of his or her employment, or within such other period, and subject to such terms and conditions, as the Committee may specify, but not later than the expiration date specified in Section 5(c) above. All Options and Rights held by such Key Employee or any of his or her assigns that are not eligible to be exercised upon the date of such termination shall be canceled without further action by the Key Employee, the Committee or the Company coincident with the effective date of such termination.

          (v)   Any Options or Rights not exercised within the period established in accordance with this Section 5(g) shall be canceled without further action by the Key Employee, the Committee or the Company on the date following the last date on which such Option or Right may have been exercised in accordance with this Section 5(g).

        (h)   Except as provided in this Section 5(h) or required by applicable law, no Option or Right granted under the Plan shall be transferable other than upon the death of the recipient of such Option or Right. During the lifetime of the optionee, an Option or Right shall be exercisable only by the Key Employee or Director to whom the Option or Right is granted. Notwithstanding the foregoing, all or a portion of a non-qualified Option or Right    may be transferred and assigned by such persons designated by the Committee, to such persons or groups of persons designated as permissible Transferees by the Committee, and upon such terms and conditions as the Committee may from time to time authorize and determine in its sole discretion. Notwithstanding the preceding sentence, no Award under the Plan may be transferred for value (as defined in the General Instructions to Form S-8 with respect to the registration, pursuant to the Securities Act of 1933, of employee benefit plan securities and/or interests).

        (i)    Except as provided in Section 9, if a Director's service on the Board terminates for any reason, including without limitation, termination due to death, disability or retirement, such Director (or Beneficiary, in the event of death) may exercise any Option or Right granted to him or her only to the extent determined by the Committee as set forth in such Director's Award Document and/or any administrative rules or other terms and conditions adopted by the Committee from time to time applicable to such Option or Right granted to such Director.

        (j)    With respect to an Incentive Stock Option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an "incentive stock option" within the meaning of Section 422 of the Code.

        (k)   With respect to the exercisability and settlement of Rights:

          (i)    Except as expressly provided below, upon exercise of a Right, a Key Employee or Director shall be entitled, subject to such terms and conditions as the Committee may specify, to receive all or a portion of the excess of (A) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (B) a specified amount which shall not, subject to Section 5(d), be less than the Fair Market Value of such specified number of shares of Stock at the time the Right is granted. Payment of any such excess shall be made as the Committee shall specify in cash, the issuance or transfer to the Key Employee or Director of whole shares of Stock with a Fair Market Value at such time equal to any excess, or a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to any such excess, all as determined by the Committee. The Company will not issue a fractional share of Stock and, if a fractional share would otherwise be issuable, the Company shall pay cash equal to the Fair Market Value of the fractional share of Stock at such time.

          (ii)   Notwithstanding Section 5(k)(i), the Committee may specify at grant that payment of any excess referenced in the first sentence of Section 5(k)(i) shall not be paid until a specified date or, if earlier, upon the termination of the Key Employee's employment, the cessation of the Director's service on the Board or a Change of Control. To the extent permissible without adverse tax consequences for the Key Employee or Director, the Committee may permit the Key Employee or Director to elect when such payment is made. Amounts, if any, deferred pursuant to this Section 5(k)(ii) shall be subject to such terms and conditions as the Committee shall determine, including the manner in which any deemed earnings on such deferred amounts shall be determined.

          (iii)  In the event of the exercise of such Right, the Company's obligation in respect of any related Option or such portion thereof will be discharged by payment of the Right so exercised.

6.     Performance Shares

        (a)   Subject to the provisions of the Plan, the Committee shall: (i) determine and designate from time to time those Key Employees and Directors or groups of Key Employees and Directors to whom Awards of Performance Shares are to be made, (ii) determine the performance period (the "Performance Period") and performance objectives (the "Performance Objectives") applicable to such Awards, (iii) determine whether to impose a Restriction Period following the completion of the Performance Period applicable to any Key Employees and Directors or groups of Key Employees and Directors, (iv) determine the form of settlement of a Performance Share, and (v) generally determine the terms and conditions of each such Award. At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Stock at such date; provided that the Committee may limit the aggregate amount payable upon the settlement of any Award..

        (b)   The Committee shall determine a Performance Period of not less than one nor more than five years. Performance Periods may overlap and Key Employees or Directors may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

        (c)   The Committee may impose a Restriction Period of any duration with respect to any shares of stock issued in payment of a Performance Share Award, which shall apply immediately following the completion of the Performance Period to which it relates.

        (d)   The Committee shall determine the Performance Objectives of Awards of Performance Shares. Performance Objectives may vary from Key Employee to Key Employee, Director to Director and between groups of Key Employees and Directors, and shall be based upon one or more of the following objective criteria, as the Committee deems appropriate: (A) earnings per share, (B) return on equity, (C) cash flow, (D) return on total capital, (E) return on assets, (F) economic value added, (G) increase in surplus, (H) reductions in operating expenses, (I) increases in operating margins, (J) earnings before income taxes and depreciation, (K) total shareholder return, (L) return on invested capital, (M) cost reductions and savings, (N) earnings before interest, taxes, depreciation and amortization ("EBITDA"), (O) pre-tax operating income, (P) net income, (Q) after-tax operating income, and/or (R) productivity improvements. The objective criteria shall be (i) determined solely by reference to any one or more of the above performance factors of the Company (or the performance factors of any subsidiary or affiliate of the Company or any division or unit thereof), or (ii) based on any one or more of the above performance factors of the Company (or the performance factors of any subsidiary or affiliate of the Company or any division or unit thereof), as compared with the performance factors of other companies or entities, or (iii) based on a Key Employee's attainment of personal objectives with respect to any one or more of the performance factors of the Company (or the performance factors of any subsidiary or affiliate of the Company or any division or unit thereof), or with respect to any one or more of the following: growth and profitability, customer satisfaction, leadership effectiveness, business development, negotiating transactions and sales or developing long term business goals. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

        (e)   At the beginning of a Performance Period, the Committee shall determine for each Key Employee or group of Key Employees the number of Performance Shares or the percentage of Performance Shares which shall be paid to the Key Employee or member of the group of Key Employees following completion of the Performance Period or if later, following any applicable Restriction Period, if the applicable Performance Objectives are met in whole or in part.

        (f)    If a Key Employee terminates service with all Participating Companies during a Performance Period or any applicable Restriction Period: (i) because of death, (ii) because of Total Disability, (iii) solely in the case of a Key Employee with an original hire date with a Participating Company before January 1, 2002, because of his or her voluntary termination of employment due to Retirement, or (iv) under other circumstances where the Committee in its sole discretion finds that a waiver would be in the best interests of the Company; that Key Employee may, as determined by the Committee, be entitled to payment in settlement of such Performance Shares at the end of the Performance Period or if later, at the end of any applicable Restriction Period, based upon the extent to which the Performance Objectives were satisfied at the end of such Performance Period and prorated for the portion of the Performance Period together with any applicable Restriction Period during which the Key Employee was actively employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable. If a Key Employee terminates service with all Participating Companies during a Performance Period or any applicable Restriction Period for any other reason, then such Key Employee shall not be entitled to any Award with respect to that Performance Period and shall forfeit any shares of Stock subject to a Restriction Period unless the Committee shall otherwise determine.

        (g)   Except as provided in Section 9, if a Director's service on the Board terminates for any reason, including, without limitation, termination due to death, disability or retirement, prior to the lapse of any applicable Restriction Period, such Director (or Beneficiary, in the event of death) shall be or become vested in, or entitled to payment in respect of, such Award to the extent determined by the Committee as set forth in such Director's Award Document and/or any administrative rules or other terms and conditions adopted by the Committee from time to time applicable to such Award granted to such Director.

        (h)   Each Award of a Performance Share shall be paid in whole shares of Stock, or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, with payment to commence as soon as practicable after the end of the relevant Performance Period or if later, at the end of any applicable Restriction Period.

        (i)    Except as otherwise required by applicable law, no Performance Share granted under the Plan shall be transferable other than on account of death in accordance with the terms of the Plan.

        (j)    Notwithstanding anything else contained in the Plan to the contrary, unless the Committee otherwise determines at the time of grant, any Award of Performance Shares, to an officer of the Company or a Subsidiary who is subject to the reporting requirements of Section 16(a) of the Act, shall become vested, if at all, upon the determination by the Committee that Performance Objectives established by the Committee have been attained, in whole or in part, to the extent required to ensure that such Award is deductible by the Company or such Subsidiary pursuant to Section 162(m) of the Code. To the extent such Award is so intended to qualify as performance-based compensation under Section 162(m), notwithstanding anything else in the Plan to the contrary, the Committee shall not have any discretionary power or authority to increase the amount payable with respect to such Award after it has been granted, and shall be deemed not to have and may not exercise with respect to such Award any authority or discretion afforded to it under the Plan that would cause the Award to fail to so qualify.

7.     Restricted Stock and Restricted Units

        (a)   Except as provided in Section 9, Restricted Stock and Restricted Units shall be subject to a Restriction Period specified by the Committee. The Committee may provide for the lapse of a Restriction Period in installments where deemed appropriate, and it may also require the achievement of predetermined performance objectives in order for such Restriction Period to lapse. Except as otherwise provided in the Plan or as specified by the Committee, certificates for shares related to an Award of Restricted Stock or Restricted Units shall be delivered to a Key Employee or Director as soon as administratively practicable following the end of the applicable Restriction Period.

        (b)   Except when the Committee determines otherwise pursuant to Section 7(d), if a Key Employee terminates employment with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock and all rights with respect to any Award of Restricted Units still subject to restriction shall be forfeited by the Key Employee and shall be reacquired by the Company.

        (c)   Except as otherwise provided in this Section 7 or required by applicable law, no shares of Restricted Stock received by a Key Employee or Director and no rights conveyed by an Award of Restricted Units shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

        (d)   In the event that a Key Employee's employment terminates due to (i) death, (ii) Total Disability, (iii) solely in the case of a Key Employee with an original hire date with a Participating Company before January 1, 2002, a voluntary termination of employment due to Retirement, or (iv) such other circumstances, such as a substantial reduction in force or a divestiture or sale of a business or unit, that the Committee finds that a waiver of the applicable restrictions (or any portion thereof) would be in the best interests of the Company, such Key Employee (or Beneficiary, in the event of death) shall be or become vested in, or entitled to payment in respect of, Restricted Stock or Restricted Units then held by such Key Employee to the extent determined by the Committee as set forth in such Key Employee's Award Documents and/or any administrative rules or other terms and conditions adopted by the Committee from time to time applicable to such Restricted Stock or Restricted Units granted to such Key Employee. With respect to any Award of Restricted Units, unless otherwise determined by the Committee, any amount payable to the Key Employee or his or her Beneficiary in accordance with this Section 7(d) shall be paid promptly following the end of the applicable Restriction Period determined without regard to this paragraph.

        (e)   Except as provided in Section 9, if a Director's service on the Board terminates for any reason, including without limitation termination due to death, disability or retirement, prior to the lapse of any applicable Restriction Period, such Director (or Beneficiary, in the event of death) shall be or become vested in, or entitled to payment in respect of, such Award to the extent determined by the Committee as set forth in such Director's Award Document and/or any administrative rules or other terms and conditions adopted by the Committee from time to time applicable to such Award granted to such Director.

        (f)    The Committee may require, on such terms and conditions as it deems appropriate or desirable, that the certificates for Stock delivered under the Plan in respect of any grant of Restricted Stock may be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, or later as provided in Section 14 hereof. The Committee may require, as a condition of any Award of Restricted Stock that the Key Employee or Director shall have delivered a stock power endorsed in blank relating to the Restricted Stock. Notwithstanding any provision of the Plan to the contrary, Restricted Stock may be evidenced on a book entry or electronic basis or pursuant to other arrangements (including, without limitation, in an omnibus or nominee account administered by a third party) until restrictions thereon otherwise lapse, in lieu of issuing physical certificates to the Key Employee or Director.

        (g)   At the discretion of the Committee, the Restricted Unit account of a Key Employee or Director may be credited with Dividend Equivalents during the Restricted Period which shall be subject to the same terms and conditions (and become payable and be paid) as the Restricted Units to which they relate. Unless the Committee shall otherwise determine at or after grant, all Dividend Equivalents payable in respect of Restricted Units shall be deemed reinvested in that number of Restricted Units determined based on the Fair Market Value on the date the corresponding dividend on the Stock is payable to stockholders.

        (h)   Nothing in this Section 7 shall preclude a Key Employee or Director from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

        (i)    Subject to Section 7(f) and Section 8, a stock certificate shall be issued in the name of each Key Employee or Director awarded Restricted Stock under the Plan. Such certificate shall be registered in the name of the Key Employee or Director, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such Award and shall be subject to appropriate stop-transfer orders. Upon the lapse of the Restricted Period with respect to Restricted Stock, such shares shall no longer be subject to the restrictions imposed under this Section 7 and the Company shall issue or have issued new share certificates, or otherwise render available the shares represented by the certificate, without the legend referred to herein in exchange for those certificates previously issued. Upon the lapse of the Restricted Period with respect to any Restricted Units, the Company shall deliver (or otherwise render available) to the Key Employee or Director (or, if applicable, his or her beneficiary or permitted assigns, one share of Stock for each Restricted Unit as to which restrictions have lapsed (including any such Restricted Units related to any Dividend Equivalents credited with respect to such Restricted Units). The Committee may, in its sole discretion, elect to pay cash or part cash and part Stock in lieu of delivering only Stock for Restricted Units. If a cash payment is made in lieu of delivering Stock, the amount of such cash payment for each share of Stock to which a Key Employee or Director is entitled shall be equal to the Fair Market Value on the date on which the Restricted Period lapsed with respect to the related Restricted Unit. Notwithstanding the foregoing, the Committee may, to the extent possible without adverse tax consequences to the Key Employee or Director, require or permit the deferral of payment in respect of Restricted Units to a date or dates (including, without limitation, the date the Key Employee's employment or a Director's services on the Board terminates) subsequent to the date that the Restriction Period lapses on such terms and conditions (including, without limitation, the manner in which the amounts payable shall be deemed invested during the period of deferral) as it shall determine from time to time.

        (j)    Except for the restrictions set forth herein and unless otherwise determined by the Committee, a Key Employee or Director shall have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A Key Employee or Director shall not have any right, in respect of Restricted Units awarded pursuant to the Plan, to vote on any matter submitted to the Company's stockholders until such time, if at all, as the shares of Stock attributable to such Restricted Units have been issued.

        (k)   In addition, the Committee may permit Key Employees and Directors or any group of Key Employees and Directors to elect to receive Restricted Units in exchange for or in lieu of other compensation (including salaries, annual bonuses, annual retainer and meeting fees) that would otherwise have been payable to such Key Employees and Directors in cash. The Committee shall establish the terms and conditions of any such Restricted Units, including the Restriction Period applicable thereto, and the date on which Stock shall be issued in respect thereof. The Committee shall establish the terms and conditions applicable to any election by a Key Employee or Director to receive Restricted Units (including the time at which any such election shall be made).

        (l)    Notwithstanding anything else contained in the Plan to the contrary, the Committee may determine at the time of grant that any Award of Restricted Stock or Restricted Units to a Key Employee or Director shall become vested, if at all, only upon the determination by the Committee that Performance Objectives established by the Committee have been attained, in whole or in part. In such case, the Performance Objectives determined by the Committee may vary from Key Employee to Key Employee, Director to Director and between groups of Key Employees and Directors, and shall be established by the Committee and determined by applying the standards (and selecting from the criteria) applicable to Performance Shares under Section 6(d). If there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives, the Committee may revise such Performance Objectives. Unless the Committee otherwise determines at the time of grant, any Award of Restricted Stock or Restricted Units that is subject to performance-based vesting in accordance with this Section 7(l), to an officer of the Company or a Subsidiary who is subject to the reporting requirements of Section 16(a) of the Act, shall be subject to the same requirements and restrictions as apply to a Performance Share Award under Section 6(j).

8.     Issuance of Stock

        (a)   The Company shall not be required to issue or deliver any shares of Stock prior to: (i) the listing of such shares on any stock exchange on which the Stock may then be listed, (ii) the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable, and (iii) the satisfaction of any tax withholding obligations as provided in Section 14 hereof.

        (b)   All shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

        (c)   Except to the extent such shares are subject to forfeiture during any applicable Restriction Period, each Key Employee or Director who receives Stock in settlement of or as part of an Award, shall have all of the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Key Employee or Director awarded an Option, a Right, a Restricted Unit or a Performance Share shall have any right as a shareholder with respect to any shares of Stock covered by his or her Option, Right, Restricted Unit or Performance Share prior to the date of issuance to him or her of such shares.

9.     Change of Control

        (a)   For purposes of this Plan, a Change of Control shall occur if:

          (i)    a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Act disclosing that any Person, other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company is the Beneficial Owner of twenty percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company;

          (ii)   any Person other than the Company or a subsidiary of the Company or any employee benefit plan sponsored by the Company or a subsidiary of the Company shall purchase shares pursuant to a tender offer or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner of fifteen percent or more of the outstanding stock of the Company entitled to vote in the election of directors of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the Act in the case of rights to acquire stock);

          (iii)  any merger, consolidation, recapitalization or reorganization of the Company approved by the stockholders of the Company shall be consummated, other than any such transaction immediately following which the persons who were the Beneficial Owners of the outstanding securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction are the Beneficial Owners of at least 55% of the total voting power represented by the securities of the entity surviving such transaction entitled to vote in the election of directors of such entity (or the ultimate parent of such entity) in substantially the same relative proportions as their ownership of the securities of the Company entitled to vote in the election of directors of the Company immediately prior to such transaction; provided that, such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such threshold (or to preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company, such surviving entity or any subsidiary of such surviving entity;

          (iv)  any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company approved by the stockholders of the Company shall be consummated; or

          (v)   within any 24 month period, the persons who were directors of the Company immediately before the beginning of such period (the "Incumbent Directors") shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director (A) was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of this clause (v), and (B) was not designated by a Person who has entered into an agreement with the Company to effect a transaction described in Section 9(a)(iii) or Section 9(a)(iv) of the Plan.

        (b)   For purposes of this Plan, a Potential Change of Control shall occur if:

          (i)    A Person shall commence a tender offer, which if successfully consummated, would result in such Person being the Beneficial Owner of at least 15% of the stock of the Company entitled to vote in the election of directors of the Company;

          (ii)   The Company enters into an agreement, the consummation of which would constitute a Change of Control;

          (iii)  Solicitation of proxies for the election of directors of the Company by anyone other than the Company, which, if such directors were elected, would result in the occurrence of a Change of Control as described in Section 9(a)(v); or

          (iv)  Any other event shall occur which is deemed to be a Potential Change of Control by the Board, the Committee, or any other appropriate committee of the Board in its sole discretion.

        (c)   Notwithstanding any provision in this Plan to the contrary, upon the occurrence of a Change of Control:

          (i)    Each Option and Right outstanding on the date such Change of Control occurs, and which is not then fully vested and exercisable, shall immediately vest and become exercisable to the full extent of the original grant for the remainder of its term.

          (ii)   The surviving or resulting corporation may, in its discretion, provide for the assumption or replacement of each outstanding Option and Right granted under the Plan on terms which are no less favorable to the optionee than those applicable to the Options and Rights immediately prior to the Change of Control. If the surviving or resulting corporation offers to assume or replace the Options and Rights, the optionee may elect to have his or her Options and Rights assumed or replaced, in whole or in part, or to surrender on the date the Change of Control occurs his or her Options and Rights, in whole or in part, for cash equal to the excess of the Formula Price over the exercise price.

          (iii)  In the event the successor corporation does not offer to assume or replace the outstanding Options and Rights as described in Section 9(b)(ii) hereof, each Option and Right will be exercised on the date such Change of Control occurs for cash equal to the excess of the Formula Price over the exercise price.

          (iv)  The restrictions applicable to shares of Restricted Stock or to Restricted Units held by Key Employees pursuant to Section 7 shall lapse upon the occurrence of a Change of Control, and such Key Employees shall be entitled to elect, at any time during the 60 calendar days following such Change of Control, to receive immediately after the date the Key Employee makes such election either of the following: (A) unrestricted certificates for all of such shares, or (B) a lump sum cash amount equal to the number of such shares multiplied by the Formula Price. If a Key Employee does not make any election during the foregoing 60 day period, such Key Employee shall be deemed to have made the election described in Section 9(b)(vi)(A) as of the 60th day of such period, and unrestricted certificates shall be issued to such Key Employee immediately following such day as described in Section 9(b)(vi)(A) hereof.

          (v)   If a Change of Control occurs during the course of a Performance Period or any Restriction Period applicable to an Award of Performance Shares pursuant to Section 6, then a Key Employee shall be deemed to have satisfied the Performance Objectives and to have completed any applicable Restriction Period effective on the date of such occurrence. Such Key Employee shall be paid, immediately following the occurrence of such Change of Control, a lump sum cash amount equal to the number of outstanding Performance Shares awarded to such Key Employee multiplied by the Formula Price.

        (d)   Notwithstanding any provision in this Plan to the contrary, in the event of a Change of Control as described in Section 9(b)(iii) or Section 9(b)(iv) of the Plan, in the case of an awardee whose employment or service involuntarily terminates on or after the date of a shareholder approval described in either of such Sections but before the date of a consummation described in either of such Sections, the date of termination of such an awardee's employment or service shall be deemed for purposes of the Plan to be the day following the date of the applicable consummation.

10.   Beneficiary

        (a)   Each Key Employee, Director and/or his or her Transferee may file with the Company a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. A Key Employee, Director or Transferee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Company. The last such designation received by the Company shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company prior to the Key Employee's, Director's or Transferee's death, as the case may be, and in no event shall it be effective as of a date prior to such receipt.

        (b)   If no such Beneficiary designation is in effect at the time of death of a Key Employee, Director or Transferee, as the case may be, or if no designated Beneficiary survives the Key Employee,

Director or Transferee or if such designation conflicts with applicable law, the estate of the Key Employee, Director or Transferee, as the case may be, shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

11.   Administration of the Plan

        (a)   All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

        (b)   The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be, except as otherwise determined by the Board, final, conclusive and binding on all persons for all purposes. Except to the extent otherwise expressly provided in the Plan, any action, authority or power reserved to the Committee shall be within the Committee's sole and absolute discretion.

        (c)   The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among Key Employees and Directors, whether or not such Key Employees and Directors are similarly situated.

        (d)   The Committee may, in its sole discretion, delegate such of its powers as it deems appropriate to the Company's Executive Vice President, Human Resources (or other person holding a similar position) or the Company's Chief Executive Officer, except that Awards to executive officers shall be made, and matters related thereto shall be determined, solely by the Committee or the Board or any other appropriate committee of the Board.

12.   Amendment, Extension or Termination

        The Board or the Committee may, at any time, amend or modify the Plan and, specifically, may make such modifications to the Plan as it deems necessary to avoid the application of Section 162(m) of the Code and the Treasury regulations issued thereunder. However: (i) with respect only to Incentive Stock Options, no amendment shall, without approval by a majority of the Company's stockholders, (A) alter the group of persons eligible to participate in the Plan, or (B) except as provided in Section 13 increase the maximum number of shares of Stock which are available for Awards under the Plan; or, (ii) with respect to all Options and Rights, allow the Committee to reprice the Options or Rights. The Board may suspend or terminate the Plan at any time without the consent of any person. Notwithstanding anything in this Plan to the contrary, the Plan shall not be amended, modified, suspended or terminated during the period in which a Change of Control is threatened. For purposes of the preceding sentence, a Change of Control shall be deemed to be threatened for the period beginning on the date of any Potential Change of Control, and ending upon the earlier of: (I) the second anniversary of the date of such Potential Change of Control, (II) the date a Change of Control occurs, or (III) the date the Board or the Committee determines in good faith that a Change of Control is no longer threatened. Further, notwithstanding anything in this Plan to the contrary, no amendment, modification, suspension or termination following a Change of Control shall adversely impair or reduce the rights of any person with respect to a prior Award without the consent of such person. Notwithstanding any other provision of the Plan to the contrary, the Board or the Committee may amend the Plan or an Award Document to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Document to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A) and the administrative regulations and rulings promulgated thereunder.

13.   Adjustments in Event of Change in Common Stock

        In the event of any reorganization, merger, recapitalization, consolidation, liquidation, stock dividend, stock split, reclassification, combination of shares, rights offering, split-up or extraordinary dividend (including a spin-off) or divestiture, or any other change in the corporate structure or shares, the Committee may make such adjustment in the Stock subject to Awards, including Stock subject to purchase by an Option or issuable in respect of Restricted Units, or the terms, conditions or restrictions on Stock or Awards, including the price payable upon the exercise of such Option and the number of shares subject to Restricted Stock or Restricted Unit Awards, as the Committee deems equitable.

14.   Miscellaneous

        (a)   If a Change of Control has not occurred and if the Committee determines that a Key Employee has taken action inimical to the best interests of any Participating Company, the Committee may, in its sole discretion, terminate in whole or in part such portion of any Option or Right as has not yet become exercisable at the time of termination, terminate any Performance Share Award for which the Performance Period or any applicable Restriction Period has not been completed or terminate any Award of Restricted Stock or Restricted Units for which the Restriction Period has not lapsed.

        (b)   Except as provided in Section 9, nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time. No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise. No Key Employee shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as provided in Section 7(e) with respect to Restricted Stock.

        (c)   The Committee shall have the right to make such provisions as deemed appropriate in its sole discretion to satisfy any obligation of the Company to withhold federal, state or local income or other taxes incurred by reason of the operation of the Plan or an Award under the Plan, including but not limited to at any time: (i) requiring a Key Employee to submit payment to the Company for such taxes before making settlement of any Award of Stock or other amount due under the Plan, (ii) withholding such taxes from wages or other amounts due to the Key Employee before making settlement of any Award of Stock or other amount due under the Plan, (iii) making settlement of any Award of Stock or other amount due under the Plan to a Key Employee part in Stock and part in cash to facilitate satisfaction of such withholding obligations, or (iv) receiving Stock already owned by, or withholding Stock otherwise due to, the Key Employee in an amount determined necessary to satisfy such withholding obligations; provided, however, that, notwithstanding any language herein to the contrary, any Key Employee who is an executive officer of the Company (within the meaning of Section 16 of the Act) shall have the right to satisfy his or her obligations to the Company pursuant to this Section 14(c) by instructing the Company not to deliver to the Key Employee Stock otherwise deliverable to the Key Employee in an amount sufficient to satisfy such obligations to the Company.

        (d)   The Committee may permit deferrals of compensation pursuant to the Plan or any subplan hereof which meet the requirements of Code Section 409A and the regulations thereunder. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A and the regulations and rulings promulgated thereunder.

        (e)   The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Plan and each Award Document shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Document, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Connecticut to resolve any and all issues that may arise out of or relate to the Plan or any related Award Document.

        (f)    The terms of the Plan shall be binding upon the Company and its successors and assigns.

        (g)   Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

15.   Effective Date, Term of Plan and Shareholder Approval

        The effective date of the Plan shall be May 18, 2005. No Award shall be granted under this Plan after the Plan's termination date. The Plan's termination date shall be the earlier of: (a) May 18, 2015, or (b) the date on which the Maximum Limit (as defined in Section 3 of the Plan) is reached; provided, however, that the Plan will continue in effect for existing Awards as long as any such Award is outstanding.

The Hartford Financial Services Group, Inc.
2005 Annual Meeting of Shareholders

MAY 18, 2005 at 2:00 P.M.

Wallace Stevens Theater
690 Asylum Avenue
Hartford, Connecticut 06105

PROXY

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints Brian S. Becker, Richard G. Costello and Neal S. Wolin and each of them, as proxies of the undersigned, each with power to appoint his substitute, and hereby authorizes each or any of them to vote, as designated on the reverse side of this proxy, all shares of common stock of The Hartford Financial Services Group, Inc. (the "Company"), including all shares held in the Company's Dividend Reinvestment and Cash Payment Plan, the Company's Investment and Savings Plan, the Company's Deferred Restricted Stock Unit Plan and the Company's Employee Stock Purchase Plan, which the undersigned is entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at 2:00 P.M. on May 18, 2005 at the Wallace Stevens Theater, 690 Asylum Avenue, Hartford, Connecticut 06105, and at any adjournments or postponements thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting.

        Please specify your choices by marking the appropriate boxes on the reverse side of this Proxy. The shares represented by this Proxy will be voted as you designate on the reverse side. If no designation is made, the shares will be voted for the election as directors of the nominees named in Item 1, for Item 2, for Item 3 and for Item 4. The shares of common stock represented by this Proxy cannot be voted by any of the proxies named herein unless you sign, date and return this Proxy, or vote by telephone or through the Internet.

        (Continued, and to be signed and dated, on the reverse side.)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P.O. BOX 11159
NEW YORK, N.Y. 10203-0159

        I agree to access future proxy statements and annual reports electronically. ☐

The Hartford Financial
Services Group, Inc.

YOUR VOTE IS IMPORTANT
VOTE BY TELEPHONE OR INTERNET
24 HOURS A DAY, 7 DAYS A WEEK

TELEPHONE 1-866-358-4702		INTERNET https://www.proxyvotenow.com/hig		MAIL
Use any touch-tone telephone to vote your proxy. Have your proxy card ready. Follow the simple recorded directions.	OR	Go to the website address listed above. Have your proxy card ready. Follow the simple instructions that appear on your computer screen.	OR	Mark, sign and date your proxy card. Detach your proxy card. Return your proxy card in the postage-paid envelope provided.

        Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned the proxy card.

If you have submitted your proxy by telephone or Internet there is no need for you to mail your proxy.
 1-866-358-4702
CALL TOLL-FREE TO VOTE.

DETACH PROXY CARD HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET.

(Unless you are voting by telephone or Internet, please sign, date and return this proxy card in the enclosed envelope.)

Votes must be indicated (x) in Black or Blue ink. ☒

The Board of Directors recommends a vote FOR ALL Director Nominees in Item 1, and a vote FOR Items 2, 3 and 4.

		FOR ALL	WITHHOLD FOR ALL	EXCEPTIONS
ITEM 1.	Election of Directors	☐	☐	☐
Director Nominees
01-Ramani Ayer,
02-Ronald E. Ferguson,
03-Edward J. Kelly, III,
04-Paul G. Kirk, Jr.,
05-Thomas M. Marra,
06-Gail J. McGovern,
07-Michael G. Morris
08-Robert W. Selander,
09-Charles B. Strauss,
10-H. Patrick Swygert, and
11-David K. Zwiener.
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)
* For all nominees except
		FOR	AGAINST	ABSTAIN
ITEM 2.	Ratification of the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 2005	☐	☐	☐
ITEM 3.	Approval of The Hartford 2005 Incentive Stock Plan	☐	☐	☐
ITEM 4.	Approval of Material Terms of Executive Officer Performance Goals for Incentive Awards	☐	☐	☐

Mark this box if you plan to attend the Annual Meeting ☐

If you have a change of address, mark this box ☐

Note: Please add your title if you are signing for a corporation or other business entity, or as attorney, administrator, executor, guardian, trustee or in any other representative capacity.

Date

Share Owner sign here

Co-Owner sign here

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THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
THE HARTFORD FINANCIAL SERVICES GROUP, INC. Hartford Plaza Hartford, CT 06115
PROXY STATEMENT Annual Meeting of Shareholders May 18, 2005
GENERAL INFORMATION
ITEMS TO BE ACTED UPON BY SHAREHOLDERS
ITEM 1 ELECTION OF DIRECTORS
REQUIRED VOTES OF SHAREHOLDERS
GOVERNANCE OF THE COMPANY
AUDIT COMMITTEE CHARTER AND REPORT CONCERNING FINANCIAL MATTERS
REPORT OF THE COMPENSATION AND PERSONNEL COMMITTEE ON EXECUTIVE COMPENSATION
COMMON STOCK OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS
COMPENSATION OF EXECUTIVE OFFICERS
PERFORMANCE OF THE COMMON STOCK
OTHER INFORMATION
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D
THE HARTFORD 2005 INCENTIVE STOCK PLAN